UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cars.com Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Cars.com Inc.

300 S. Riverside Plaza, Suite 1000

Chicago, Illinois 60606

Notice of 2022 Annual Meeting of Stockholders

_________________________________

Cars.com Inc. (the “Company,” “our,” “us” or “we) cordially invites you to our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place at 9:00 a.m. Central Time, on Wednesday, June 8, 2022. This year’s meeting is a virtual meeting at:

Virtual Meeting Site: http://www.virtualshareholdermeeting.com/CARS2022.

Stockholders of record as of the close of business on April 12, 2022, are entitled to receive notice of, to attend and to vote at the Annual Meeting. If you plan to attend the Annual Meeting, please note the procedures described under “How can I participate in the Annual Meeting?” on page 54 of the proxy statement.

In addition to any business that may properly come before the meeting or any postponements or adjournment thereof, Stockholders will vote on the following items of business:

Item	Board Recommendation
Elect a board of eleven directors named in this proxy statement	“FOR” the election of each and all the nominees in Proposal 1
Ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent certified public accountants for fiscal year 2022	“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022 in Proposal 2
Approve on a non-binding advisory basis the compensation of our Named Executive Officers (as defined below);	“FOR” the non-binding advisory resolution approving our executive compensation in Proposal 3

We encourage you to read the 2022 Proxy Statement carefully and to vote in accordance with the recommendations of the Board of Directors.

To reduce cost and environmental concerns, we have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet. We will begin mailing our stockholders of record as of April 12, 2022, a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 29, 2022. Additionally, the proxy statement, the proxy or voting instruction card, and our 2021 Annual Report to Stockholders are available at www.proxyvote.com. As more fully described in the Notice, all stockholders may choose to access these materials electronically or may request printed or emailed copies.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. It is extremely important that your shares be represented and voted at the Annual Meeting. You are urged to follow the instructions in the proxy card to vote by mail, telephone or via the Internet. Voting now will not limit your right to change your vote or to attend the Annual Meeting.  If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares. Please note the voting procedures described under “How can I vote my shares?” on page 55 of the proxy statement.

By order of the Board of Directors

Angelique Strong Marks
Chief Legal Officer and Secretary

April 29, 2022
Chicago, Illinois

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders to be Held on June 8, 2022:

Our Proxy Statement and 2021 Annual Report are available on our Investor Relations website (https://investor.cars.com) and at www.proxyvote.com.

You may also request paper copies of these proxy materials free of charge by following the instructions for requesting such materials contained in the Notice.

Neither the SEC nor any state securities regulatory agency has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

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User Guide

General Information

Meeting Date	Time	Location	Record Date
June 8, 2022	9:00 a.m. Central Time	{http://www.virtualshareholdermeeting.com/CARS2022}	April 12, 2022

Meeting Agenda

Proposal	Matter	Board Vote Recommendation
1	Election of Directors named in this proxy statement	“FOR” the election of each and all the director nominees
2	Ratify of the appointment of Auditors	“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022
3	Approval on a non-binding advisory basis of the compensation of our Named Executive Officers	“FOR” the non-binding advisory resolution approving our executive compensation
4	Transact other business that may properly come before the meeting

Additional Information

In addition to the information below, we encourage you to review the “Questions and Answers about the Meeting and Voting” beginning on page 54 for answers to common questions on the rules and procedures that apply to the 2022 Annual Meeting.

Admission to the Annual Meeting

●       Admission to the Annual Meeting is restricted to stockholders and/or their designated representatives.

●       If your shares are in the name of your broker or bank, you will need to provide evidence of your stock ownership, such as your most recent brokerage account statement or a copy of your voting instruction form.

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Proxy Materials

●       On or about April 29, 2022, a Notice of Internet Availability of Proxy Materials (the “Notice”) was mailed to our stockholders of record as of April 12, 2022.

●       The proxy statement, the proxy or voting instruction card, and our 2021 Annual Report to Stockholders are available at www.proxyvote.com.

●       All stockholders may choose to access these materials electronically or may request printed or emailed copies at no charge.

How to Vote

●    It is important that your shares be represented and voted.

●     Stockholders who received the Notice may vote their shares electronically at www.proxyvote.com, by telephone after accessing the website, or by mail after requesting a paper copy of the proxy materials. There is no charge for requesting a paper or email copy.

●     We have also mailed paper copies of the proxy materials, including the proxy card, to some of our beneficial stockholders. These stockholders may also view the proxy materials online at www.proxyvote.com. They may vote their shares by mail, telephone, or Internet. To vote by mail, these stockholders should simply complete, sign, and date the proxy card and return it in the postage-paid envelope provided. To vote by telephone or Internet, 24 hours a day, 7 days a week, these stockholders should refer to the proxy card for voting instructions. If you attend the Annual Meeting and want to vote at the Annual Meeting, you can withdraw your proxy. If your shares are held in the name of a broker, bank or other holder of record, you will need a control number and legal proxy from the holder of record in order to vote your shares. Please see the procedures described under “How can I participate in the Annual Meeting?” on page 54 of the proxy statement.

●     Please note the voting procedures described under “How can I vote my shares?” on page 55 of the proxy statement.

PROPOSAL	VOTING	BOARD RECOMMENDATION
1	You may vote “FOR ALL” or “WITHHOLD ALL” or “FOR ALL EXCEPT” to withhold authority to vote for any or all the director candidates.	“FOR” the election of each and all the nominees in Proposal 1
2	You may vote “FOR”, “AGAINST,” or “ABSTAIN” from voting	“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022 in Proposal 2
3	You may vote “FOR”, “AGAINST,” or “ABSTAIN” from voting	“FOR” the non-binding advisory resolution approving our executive compensation in Proposal 3
Abstentions will have no effect on the outcome of the election of directors. If you elect to “ABSTAIN” from voting on Proposal 2 or Proposal 3, your abstention will have the effect of voting “AGAINST” the proposal.

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Proposal 1: Election of Directors

General

The director nominees have the relevant skills and experience and are accordingly well-positioned to serve our Company and our stockholders. Accordingly, our Board unanimously recommends that you vote “FOR” the election of each of the nominees.

Properly executed proxies will be voted as marked. Unmarked proxies will be voted in favor of electing the persons named below (each of whom is now a director) as directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

It is expected that all nominees proposed by our Board will be able to serve on the board of directors if elected. However, if before the election one or more nominees are unable to serve or for good cause will not serve (a situation that we do not anticipate), the proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the Board (unless the Board reduces the number of directors to be elected). If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by the rules of the SEC.

If you have any questions or require any assistance with voting your shares, please contact our Corporate Secretary at Cars.com Inc., 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606 or by calling our Corporate Secretary at (312) 601-5000.

Our Board of Directors

The Board of Directors provides strategic oversight for our business and affairs. The Board is currently composed of eleven directors, ten of whom are independent. In evaluating the nominees for the Board, the Board and the Environmental, Social and Governance Committee (the “ESG Committee”) considered the Company’s qualification criteria as discussed below under “Board Governance” and the directors’ individual qualifications, skills, and experience.

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Our Board is well-positioned to provide the Company with the strategic oversight that will allow us to deliver on our goal of becoming the largest digital automotive marketplace and platform powering innovative solutions and frictionless omni-channel experiences for buyers and sellers.

Skills and Experience	Forbes	Devard	Greenthal	Hale	Kelly	McGovern	Revelle	Ross	Subramanian	Wiener
EXECUTIVE LEADERSHIP EXPERIENCE
Public or Private Company CEO Experience				X	X			X		X
Executive Leadership	X	X	X	X	X	X	X	X	X	X
RELEVANT BUSINESS EXPERIENCE
Marketplace Businesses	X			X
Digital/Internet Businesses	X	X	X	X	X				X	X
Marketing/Advertising		X		X	X		X			X
Automotive/Retail		X		X			X	X
Strategic Planning	X	X	X	X	X	X	X	X	X	X
Cybersecurity and Information Technology				X					X
FINANCIAL EXPERIENCE
SEC Financial Expert	X		X	X	X	X				X
Capital Markets/M&A	X		X			X				X
Risk Management	X	X	X	X		X			X
Additional Information
Gender Diversity		X	X					X
Racial/Ethnic Diversity		X						X	X
Age	64	63	65	53	64	71	44	52	50	51

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Meet the Nominees

Below are summaries of the principal occupation, business experience, background, and key skills and qualifications of each of the nominees. The key skills and qualifications are not intended to be an exhaustive list of each nominee’s skills or contributions to the Board, but rather the specific skills and qualifications that led to the conclusion that such person should serve as a director of the Company.

Scott Forbes

Chair of the Board

Background

Scott has more than 40 years of experience in operations, finance and mergers and acquisitions, business strategy, business integration, and building online marketplace brands. His experience includes several senior leadership positions during his 15 years from 1990 to 2005 at Cendant, which was formerly a leading provider of travel and real estate services and its predecessor HFS Inc, operating in more than 100 countries. He then served from 2005 to 2019 as Executive Chairman and subsequently Non-Executive Chairman of Rightmove plc, the UK’s largest online real estate portal and property website.

Scott has had significant board experience with companies in the online marketing, real estate, travel and digital commerce industries. He currently serves as Chairman of Ascential plc, a global specialist eCommerce business and is Senior Independent Director of Auction Technology Group plc, a proprietary platform for curated online auctions.

Other Public Company Board Experience

•        Ascential plc (2016 – Present)

•        Auction Technology Group plc (2021 - Present)

Recent Past Public Company Board Service:

•        Rightmove plc (2005 – 2019)

•        Orbitz Worldwide, Inc. (2013 – 2015)

•        Travelport Limited (2016 – 2019)

Director since 2017 Independent Age: 64	Committees: • Chair, Compensation Committee • Environmental, Social and Governance Committee	Education BS in Accounting from Rutgers University.

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Jerri DeVard

Background

Jerri has more than 30 years of extensive marketing, e-Commerce, brand management and leadership experience at large global brands with in-depth knowledge of strategic, operational and financial aspects of integrated and online marketing along with expertise in brand management, customer engagement and e-Commerce. Her experience includes serving from 2017 to 2020 at Office Depot, Inc., in a variety of roles culminating as the Executive Vice President and Chief Customer Officer. From March 2014 until May 2016, Jerri served as the Senior Vice President and Chief Marketing Officer of The ADT Corporation. Jerri was also the Principal of DeVard Group Marketing and has also held senior marketing roles at Nokia Corporation, Citigroup, Verizon Communications Inc., Revlon Inc., Harrah’s Entertainment, Inc., the NFL’s Minnesota Vikings and the Pillsbury Company. She is also the founder of the Black Executive CMO Alliance, BECA, an alliance designed to champion corporate diversity and build the next generation of C-suite marketing executives.

Other Public Company Board Experience:

•      Dow (2022 - Present)

•      Root, Inc. (2020 - Present)

•      UnderArmour, Inc. (2017 – Present)

Recent Past Public Company Board Service:

•      The ServiceMaster Company, LLC (2016 – 2018)

•      Belk Inc. (2010 – 2016), Gurwitch Products, LLC (2009 – 2011), Tommy Hilfiger Corporation (2004 – 2006)

Director since 2017 Independent Age: 63	Committees: • Compensation Committee • Environmental, Social and Governance Committee	Education • MBA in Marketing from Atlanta University Graduate School of Business • BA in Economics from Spelman College

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Jill Greenthal

Background

Jill has more than 30 years of experience advising and financing companies in all business sectors gained through her experience as a leading investment banker and advisor and counseling global technology and media companies as they build and finance their businesses. Jill brings an extensive understanding of the internet, technology and media business as well as corporate finance and mergers and acquisitions. From 2007 until her retirement in 2022, Jill served as a Senior Advisor in Private Equity at the Blackstone Group. Prior to 2007, she served as a Senior Managing Director in Blackstone’s Advisory group. She also held leadership positions at Credit Suisse First Boston, Donaldson, Lufkin & Jenrette, and Lehman Brothers.

Other Public Company Board Experience:

•      Akamai Technologies, Inc. (2007 – Present),

•      TaskUs, Inc. (2022 – Present)

Recent Past Public Company Board Service:

•      Houghton Mifflin Harcourt (2012 – 2022)

•      Flex, Ltd. (2018 – 2020),

•      TEGNA Inc. (2015 – 2017),

•      The Michaels Companies, Inc. (2011 – 2015),

•      Orbitz Worldwide, Inc. (2007 – 2013)

Director since 2017 Independent Age: 65	Committees: • Chair, Environmental, Social and Governance Committee • Audit Committee	Education • MBA from Harvard Business School • BA in Economics from Simmons College

Thomas Hale

Background

Tom has extensive expertise with web marketplaces, subscription businesses, and product and technology operations, as well as financial expertise and significant management, leadership and operational experience gained through his leadership positions at multiple successful online companies. He is currently the Chief Executive Officer of Oura Health Oy. From 2016 until earlier this year, Tom was President of Momentive, an agile experience management company, and the makers of GetFeedback and SurveyMonkey. From July 2010 to April 2015, Tom served as Chief Operating Officer of HomeAway, an internet marketplace for vacation rentals.

Recent Past Public Company Board Service:

•      ReachLocal, Inc. (2014 – 2016)

•      Intralinks Holdings, Inc. (2008 – 2017)

Director since 2017 Independent Age: 53	Committees: • Audit Committee • Environmental, Social and Governance Committee	Education • BA from Harvard University

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Michael Kelly

Background

Mike brings experience in digital transformation, delivering quality content to consumers across various platforms and investment advising. He is the Co-Founder of Kelly Newman Ventures, LLC, an advisory and investment firm, and has served as its Chief Executive Officer since its formation in September 2016. Previously, he served as the President and Chief Executive Officer of The Weather Channel Companies and served as the President of AOL Media Networks, a division of Time Warner, Inc.

Mike has served as an advisor to numerous investment firms, consultants and companies, including Veronis Suhler Stevenson. He also serves on the board of the Advertising Federation, the board of councilors of the Carter Center in Atlanta and is a founding member of The Kelly Gang.

Recent Past Public Company Board Service:

•      Bankrate (2012 - 2017)

•      MediaMind (2010 – 2011)

Director since 2018 Independent Age: 64	Committees: • Audit Committee • Compensation Committee	Education • BA in Political Science from the University of Illinois at Urbana-Champaign

Donald A. McGovern, Jr.

Background:

Don brings wide-ranging operational, financial, accounting, audit, restructuring, divestiture and mergers and acquisitions experience gained through more than 45 years of financial and accounting experience. In June 2013, Don retired from PricewaterhouseCoopers following a 39-year career with the firm. Don is a member of the American Institute of Certified Public Accountants and is currently licensed in California, Illinois and New York.

Other Public Company Board Experience:

•      180 Life Sciences (2020 – Current)

Recent Past Public Company Board Service:

•      CRH, plc (2013 – 2019)

Director since 2017 Independent Age: 71	Committees: • Chairman, Audit Committee • Compensation Committee	Education • MBA from DePaul University • BA in History and Political Science from Marquette University

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Greg Revelle

Background

Greg brings senior leadership expertise in digital transformation, brand positioning, media, customer strategy and traffic generation, as well as sophisticated analytics capabilities and automotive marketing experience gained across industries. Greg currently serves as the Chief Marketing Officer for Kohl’s, responsible for the marketing organization and overall marketing strategy.

Prior to joining Kohl’s, Greg was the Chief Marketing Officer at Best Buy and has also served as Chief Marketing Officer at AutoNation; Vice President of worldwide online marketing at Expedia; and as an investment banker at Credit Suisse.

Director since 2017 Independent Age: 44	Committees: • Audit Committee • Compensation Committee	Education • MBA from Harvard Business School • BA in Finance and Economics from Princeton University

Jenell R. Ross

Background

Jenell brings valuable insights to the Board through her years of leadership in the automotive industry and the many public, civic and charity boards on which she is involved. Jenell is the President of the Bob Ross Auto Group in Centerville, Ohio, a position she has held since 2010. Her real-world experience as a successful dealer and owner-operator further enhances the perspectives of our Board.

Other Public Company Board Experience:

•      Hub Group, Inc. (2020 – Present)

Director since 2021 Independent Age: 52	Committees: • Audit Committee • Environmental, Social and Governance Committee	Education • BA Sociology from Emory University • General Motors Dealer Management Development Program • National Automobile Dealers Association Dealer Academy

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Bala Subramanian

Background

Bala brings more than 16 years of leadership and management experience in digital transformations and building out best-in-class consumer experiences in competitive environments. Since 2018, Bala has served as the Chief Digital Officer of AT&T, where he leads efforts to transform the digital experience of customers and employees across all touchpoints – stores, call centers, online and in-home.

From 2017 to 2018, Bala served as the Chief Digital Officer of Best Buy Company, Inc. Prior to that, Bala served as the Chief Technology Officer of Best Buy from 2012 to 2017. From 2008 to 2012, Bala served as Vice President, Technology Strategy and Enterprise Architecture of T-Mobile USA, Inc.

Other Public Company Board Experience:

•      Ahold Delhaize (2021-Present)

Director since Independent Age: 50	Committees: • Audit Committee • Compensation Committee	Education • MBA from The Fuqua School of Business at Duke University • MS from the University of Oklahoma • Bachelor of Engineering from University of Madras

T. Alex Vetter

Chief Executive Officer

Background

Alex serves as the Chief Executive Officer of Cars.com Inc. Alex is one of the founding members of Cars.com, and since becoming CEO in 2014, he has taken the Company public and transformed the business model from an online listings and content provider to a technology platform powering innovative solutions and frictionless omni-channel experiences for the automotive industry.

Prior to serving as CEO, Alex served in several senior management roles for Cars.com spanning multiple functional areas. From 2006 until 2014, he served as Cars.com’s Senior Vice President and Chief Operating Officer.

Prior to Cars.com, Alex served as Manager of Business Development of Classified Ventures from 1997 to 1998, and as Business Development Manager of Tribune Interactive/Tribune Media Services from 1996 to 1997.

Director since 2017 CEO Age: 51	Education • B.A. in History and Psychology from Providence College

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Bryan Wiener

Background:

Bryan is a 25-year advertising industry veteran who is experienced in successfully transforming and growing companies in highly disruptive environments. He is currently CEO of Profitero, a leading global enterprise eCommerce SaaS analytics platform, where he has served since 2020. From 2017 to 2019, Bryan served as CEO and Board Member at Comscore, Inc. and previously co-founded and was co-CEO of Innovation Interactive, the parent company of award-winning digital agency 360i and SaaS provider, Ignition One.

Earlier, Bryan served as chairman of Expion, a social content marketing software company that was successfully acquired by Sysomos. He also previously held a series of senior management positions at public companies, including serving as president of Net2Phone Global Services, LLC, a subsidiary of Net2Phone, Inc., an early VoIP software company. Prior to Net2Phone, Bryan served as general manager at theGlobe.com, one of the first-ever social media companies.

Recent Past Public Company Board Service:

•      Comscore (2017 – 2019)

Director since 2018 Independent Age: 51	Committees: • Compensation Committee • Environmental, Social and Governance Committee	Education • MBA from the Stern School of Business at New York University • BA degree from Syracuse University

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Stockholder Approval Required

To be elected as a director, each director nominee must receive the affirmative vote of a majority of the votes cast for the election of directors. If a director nominee does not receive this majority vote, he or she is not elected.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH AND ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

If you have any questions or require any assistance with voting your shares, please contact our Corporate Secretary at Cars.com Inc., 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606 or by calling our Corporate Secretary at (312) 601-5000.

Board Governance

Director Independence

Our Board’s categorical standards of director independence are consistent with NYSE listing standards and are available in the Company’s Corporate Governance Guidelines on our website at investor.cars.com under “Governance – Governance Documents.” Our Board has determined that all ten non-executive directors (Scott, Jerri, Jill, Tom, Mike, Don, Greg, Jenell, Bala and Bryan) meet these standards and are independent directors for purposes of the NYSE listing standards. Our Board does not consider Alex, our Chief Executive Officer, to be independent. All current members of the Audit Committee, Compensation Committee, and ESG Committee are independent.

Meeting Attendance

In 2021, the Board held eight meetings. All incumbent directors attended more than 75% of the aggregate number of meetings of the Board and the committees on which they served. Seven directors attended the 2021 annual meeting of stockholders.

Board Leadership Structure

The Board Chairman and CEO roles are separate. We believe this structure: (i) promotes balance between the Board’s independent authority to oversee our business and the CEO and his management team who manage the business daily; and (ii) allows the CEO to focus on operating and managing the Company while leveraging the experiences and perspectives of the Chairman of the Board.

The Chairman’s duties include:

●	ensuring that the Board is effective in discharging its responsibility for setting and implementing the Company’s direction and overall strategy;
●	presiding over Board meetings and executive sessions of non- executive directors;
●	serving as liaison on board-wide business matters between the CEO and the non-executive directors, although Company policy also provides that all directors shall have direct and complete access to the CEO and other members of senior management at any time as they deem necessary or appropriate, and vice versa;
●	in consultation with the CEO, reviewing and approving agendas and materials for meetings of the Board;
●	reviewing and approving meeting schedules to assure there is sufficient time for discussion of all agenda items;

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●	calling meetings of the non-executive directors, if desired; and
●	being available when appropriate for consultation and direct communication if requested by stockholders.

Our Corporate Governance Guidelines provide that the independent directors meet in regularly scheduled executive sessions without management, which our directors have regularly done.

Director Nomination Process

Our Board believes that an appropriate balance of skills, attributes and experience is important for an effective board of directors. The ESG Committee is responsible for establishing director qualification criteria and identifying the key competencies, skills and desired areas of expertise for the Board as a whole. When evaluating potential directors for nomination to the Board, the ESG Committee considers, among other factors, the candidate’s: (i) demonstrated ability, as evidenced by significant accomplishment in the candidate’s field, to contribute meaningfully to the Board’s oversight of the Company’s business and affairs; (ii) reputation for honesty and ethical conduct in the candidate’s personal and professional activities; (iii) specific experience and skills, industry background and knowledge relevant to the Company’s strategic needs; and (iv) diversity of experience and perspectives, including diversity with respect to race, gender, sexual orientation, ethnicity, background and areas of expertise.

The ESG Committee believes that a board composed of diverse backgrounds and experiences will enhance the quality of the Board’s discussions and decision-making process and expand the Board’s understanding of the needs and viewpoints of our customers, partners, employees, governments, and other stakeholders.

The ESG Committee regularly reviews and evaluates the Board’s composition to determine whether the Board requires skills or experience not currently represented on the Board.

If, as part of its ongoing review and evaluation, the ESG Committee or the Board determines that it requires any additional directors, the Company’s bylaws permit the Board to expand the size of the Board of Directors and appoint persons to fill any resulting vacancies without the need for stockholder action.

The ESG Committee will consider candidates for our Board recommended by our stockholders for election at the Annual Meeting. Nominations of candidates for our Board by our stockholders for consideration at the Annual Meeting are subject to the deadlines and other requirements described under “Miscellaneous – Stockholder Proposals.”

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Committees of the Board

Our Board has three standing committees: the Audit Committee, the Compensation Committee, and the ESG Committee. The charter of each standing committee is available, free of charge, on our Investor Relations website at investor.cars.com under “Governance – Governance Documents.”

Name	Audit Committee	Compensation Committee	Environmental, Social and Governance Committee
Scott Forbes		Chair	X
Jerri DeVard		X	X
Jill Greenthal	X		Chair
Tom Hale	X		X
Mike Kelly	X	X
Don McGovern	Chair	X
Greg Revelle	X	X
Jenell Ross	X		X
Bala Subramanian	X	X
Alex Vetter
Bryan Wiener		X	X

Audit Committee

The Audit Committee assists our Board in its oversight of the integrity of our financial statements and the qualifications, independence and performance of our independent auditor. The Audit Committee has discretion to appoint annually our independent auditor, to evaluate its independence and performance and to set clear hiring policies for the independent auditor’s employees or former employees.

The Audit Committee’s responsibilities include the following:

●	the accounting and financial reporting processes of the Company;
●	the integrity of the financial statements of the Company;
●	the independent auditor’s qualifications, performance, compensation and independence;
●	the design, implementation and performance of the Company’s internal audit function;
●	the compliance by the Company with legal and regulatory requirements;
●	reviewing and approving or ratifying related person transactions between us or our subsidiaries and related persons; and
●	Company policies with respect to risk assessment and management, including financial, data privacy and security (including cybersecurity), business continuity, and operational risks.

The current members of the Audit Committee are Don (Chair), Jill, Tom, Mike, Greg, Jenell and Bala, each of whom our Board has determined to be “independent” under the NYSE corporate governance rules and Rule 10A-3(b)(1) under the Securities Exchange Act. Our Board has determined that each member of the Audit Committee meets the NYSE’s financial literacy requirements and that each of Don, Jill, Tom and Mike qualifies as an “audit committee financial expert” under SEC rules. The Audit Committee met eight times in 2021.

Compensation Committee

The Compensation Committee discharges our Board’s responsibilities relating to compensation of the Company’s directors, executives, and senior officers and has overall responsibility for oversight of the Company’s compensation plans, policies, and programs. The Compensation Committee’s duties and responsibilities include reviewing and approving on an annual basis corporate goals and objectives relevant to compensation of the CEO and other members of the executive team as well as approving all

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grants of equity-related compensation. The Compensation Committee, together with the ESG Committee, reviews the Company’s Organization and Succession Plan at least annually.

The current members of the Compensation Committee are Scott (Chair), Jerri, Mike, Don, Greg, Bala, and Bryan. Our Board has determined that each member of the Compensation Committee meets the independence requirements of the SEC as well as those of the NYSE. The Compensation Committee met five times in 2021. The Compensation Committee also held one joint meeting with the ESG Committee in 2021.

The Compensation Committee has primary responsibility for administering our Omnibus Incentive Compensation Plan and in that role is responsible for approving equity grants to employees. The Compensation Committee also oversees the organization plan and senior officer succession planning in consultation with the ESG Committee.

Under its charter, the Compensation Committee may, in its sole discretion, retain or obtain advice of a compensation consultant, independent legal counsel, or other advisor. The Compensation Committee is directly responsible for the appointment, compensation and oversight of any consultant(s), counsel or advisor(s) to the Committee, and the Company shall provide appropriate funding for payment of reasonable compensation to any such consultant, counsel or advisor, as determined by the Compensation Committee. In selecting a consultant, counsel, or advisor, the Compensation Committee evaluates its independence.

Environmental, Social and Governance Committee

The ESG Committee assists our Board in fulfilling its oversight responsibilities relating to our environmental, social and governance (“ESG”) matters, including:

●	assisting the Board by identifying individuals qualified to become directors consistent with criteria approved by the Board;
●	advising, educating and making recommendations to the Board on ESG matters;
●	recommending Board committee appointments and chairs; and
●	leading the Board in its annual review of the performance of management and of the Board itself and its committees.

The ESG Committee, together with the Compensation Committee reviews the Company’s Organization and Succession Plan at least annually.

The current members of the ESG Committee are Jill (Chair), Scott, Jerri, Tom, Jenell and Bryan, all of whom have been determined by the Board to be “independent” under the NYSE corporate governance rules. The ESG Committee met five times in 2021. The ESG Committee also held a joint meeting with the Compensation Committee in 2021 to address organization and succession planning, as it does annually.

Environmental, Social and Governance Highlights

We are driven by a culture that cares about our people, our customers, our community and our planet. Upholding the highest standards of integrity, inclusion and responsible business operating practices has long been one of our highest priorities. As part of our strategic goal, we integrate ESG best practices and emerging norms in the areas of environmental consciousness, social responsibility, ethics, diversity and inclusion, corporate governance, and data privacy. In 2021, in alignment with our commitment, we renamed the Board’s Nominating and Corporate Governance Committee as the Environmental, Social and Governance Committee and charged that Committee with overseeing the Company’s efforts in these

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important areas, as well as assuring that the three standing committees of the Board fulfill their responsibility to oversee risk management of ESG issues within the specific areas of their competence. Additionally, we implemented our ESG Program, led jointly by our Chief Communications Officer and our Chief Legal Officer, comprised of the environmental, social and governance subcommittees and composed of relevant senior- and mid-level employees that guide and implement the Company’s ESG actions under the rubric of “CARS Action.”

Here are a few of our ESG accomplishments over the past year:

Environmental

●	We implemented sustainability practices in 2021 that reduce overall energy consumption and greenhouse gas emissions, including the transition to an external cloud services provider, thereby reducing the emissions from our data warehousing activities.
●	We disclosed a new Environmental Compliance and Climate Change Policy, committing the Company to minimizing the adverse impact of its operations on the environment as an integral part of doing business.

Social

●	We maintain a robust set of human capital policies including talent development and retention policies; workforce/labor policies including an Employee Code of Conduct; a whistleblower policy, and an anti-harassment policy.
●	We added Occupational Health and Safety protections to the Company’s Labor and Human Rights Policy.
●	We continue to support a culture of volunteerism, with our employees using their employer-sponsored volunteer day to support 60 local communities across the country.
●	We instituted additional volunteer opportunities to serve the communities in which we operate and furthered our partnership with the National Association of Minority Automobile Dealers to provide technologies and tools to help their businesses.
●	We continue to maintain our strong commitment to creating a diverse and inclusive culture at the Company, reporting that in 2021, 45% of our workforce identify as having gender diversity, and one-quarter as having a diverse racial or ethnic background. In addition to our other strategic goals, we have also tied developing a diverse workforce that reflects our addressable market to the Company’s executive compensation program in 2021.

Governance

●	We undertook our inaugural materiality assessment, conducting formal surveys with dealer customers, employees, investors, and the Board to ensure the Company’s ESG goals are informed by all key stakeholder groups.
●	We improved the protections in our Data Security and Privacy Statement.

Also see Corporate Governance on page 17 of this proxy statement. Please visit our Corporate Responsibility page at investor.cars.com/ESG for more information.

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Corporate Governance

The Board’s Role in Risk Oversight

Our business faces various risks, including strategic, financial, legal, operational, and accounting risks. Identifying, managing and mitigating our exposure to these risks and effectively overseeing this process is critical to our operational decision-making and annual planning processes. While management is responsible for the day-to-day management and mitigation of risk, our Board has the ultimate responsibility for risk oversight. Management reviews and discusses risks with the Board as part of the business and operating review conducted at each of the regular meetings of the Board.

While the Board has primary responsibility for overseeing the Company’s risk management, each committee of the Board also considers risk within its area of responsibility. Each committee regularly reports back to the Board on its risk oversight activities and invites the Board to committee meetings for the discussion of risks that the chair of that committee believes will benefit non-committee member directors. The Audit Committee has primary oversight of our risk assessment and financial risk management, including financial reporting, internal control and compliance risks and also oversees risks arising from related-party transactions, data privacy and security (including cybersecurity), business continuity and operations. At least quarterly, the Audit Committee meets separately with our internal auditor and representatives from our independent auditor. In addition, management regularly reports to the Audit Committee on litigation and regulatory developments, our compliance with the Sarbanes-Oxley Act of 2002, as amended, cybersecurity and other corporate compliance policies. The Compensation Committee reviews risks arising from our compensation programs generally, and our executive compensation programs in particular. The ESG Committee oversees risks related to our governance structure, succession planning and our policies, practices and positions to further our ESG responsibilities.

Communications with All Interested Parties

If a stockholder or any interested party has any concern, question or complaint regarding any accounting, auditing, or internal controls matter, any issues arising under our Code of Conduct or any other matter that he or she wishes to communicate with the Board, the non-executive directors as a group, or any individual director, the stockholder or interested party may write to any of these groups or individuals at Cars.com Inc., Attention: Chairman of the Board, 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606. The Chairman of our Board will relay the communication to the full Board, director group, or individual director as appropriate. From time to time, the Board may change the process for stockholder communication with the Board or its members. Refer to our website at investor.cars.com under “Governance” for any changes in this process.

Whistleblower Hotline

The Board has established a means for employees, customers, suppliers, stockholders and other interested parties to submit confidential and anonymous reports of suspected or actual violations of our Code of Conduct or other matters. Any employee, stockholder, or other interested party may call the hotline and submit a report. The hotline is operational 24 hours a day, seven days a week. Information on our hotline is available in our Ethics Reporting Guidelines, which are available on our website at investor.cars.com under “Governance,” our Code of Conduct, our Employee Handbook, our annual employee training and our employee intranet.

Availability of Corporate Governance Documents

Our Corporate Governance Guidelines, Code of Conduct, Ethics Reporting Guidelines, and other corporate policies may be viewed on our website at investor.cars.com under “Governance.” In addition, these documents are available in print to any stockholder who requests them by writing to Investor Relations at the Company’s headquarters.

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Compensation Committee Interlocks and Insider Participation

Scott, Jerri, Mike, Don, Greg, Bala and Bryan are the members of the Compensation Committee. No Compensation Committee member has ever been an officer or employee of the Company. No executive officer of the Company currently serves, or during the past year has served, as a member of the board of directors of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

Compensation of Non-Executive Directors

Under the Company’s Non-Executive Director Compensation Program, each of our non-executive directors receives the following for the applicable director compensation year:

●	an annual cash retainer of $75,000, payable quarterly, plus an additional $1,000 per meeting if the number of meetings of any one committee exceeds eight meetings per year;
●	an annual equity award in the form of restricted stock units (“RSUs”) with a grant date value equal to $180,000, which will vest on the terms described in the table below and be eligible for dividend equivalents that would be deemed to be reinvested in shares of our common stock; and
●	an additional annual cash retainer of $20,000, payable quarterly, to committee chairs and an additional annual equity award to the independent Chairman of the Board in the form of RSUs with a grant date value equal to $75,000, which will vest on the terms described below and be eligible for dividend equivalents.

Non-executive directors are generally afforded the option to defer receipt of their equity awards after their vesting date.

Director Share Ownership and Retention Policy

Our non-executive directors are subject to minimum share ownership and share retention requirements. Under these requirements, our non-executive directors are expected to hold shares of our common stock with a value of three times the annual cash retainer (currently $225,000). Our non-executive directors are expected to hold at least 50% of the shares received from the Company as compensation until the stock ownership requirements are met.

2021 Director Compensation Table

The following table shows the compensation paid to our non-executive directors for their service on the Board during the fiscal year ending on December 31, 2021. Alex, our CEO, did not receive additional compensation for his service on the Board. Alex’s compensation is described in the “2021 Summary Compensation Table.”

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Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Scott Forbes(3)	95,000	255,010	350,010
Jerri DeVard(3)	75,000	180,012	255,012
Jill Greenthal(3)	95,000	180,012	275,012
Tom Hale	75,000	180,012	255,012
Mike Kelly(3)	75,000	180,012	255,012
Don McGovern	95,000	180,012	275,012
Greg Revelle	75,000	180,012	255,012
Jenell Ross(3)	53,984	192,346	246,330
Bala Subramanian(3)	75,000	180,012	255,012
Bryan Wiener(3)	75,000	180,012	255,012

(1)	Reflects annual cash retainer of $75,000 and an additional annual cash retainer of $20,000, for service as a committee chair, if applicable, all paid quarterly. Because Jenell was appointed as Director in April of 2021, she received a prorated retainer for the second quarter of 2021 and received a full board retainer for the third and fourth quarters of 2021.
(2)	On June 9, 2021, an annual equity award in the form of 12,858 RSUs was granted to each non-executive director based on a grant date value equal to $180,000. Jenell received an additional 881 RSUs based on her services from April 2021 until June 2021. Scott received an additional annual equity award of 5,357 RSUs based on a grant date value equal to $75,000 for serving as the independent chair. Each of these RSUs will vest on the earlier of June 9, 2022 or the day preceding the 2022 Annual Meeting of Stockholders.
(3)	The Director has elected to defer delivery of the underlying shares of stock once his/her RSUs vest.

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Our Executive Officers

Alex, our CEO, helped build the Company from launch, serving for more than 20 years. Other members of the team include Jandy Tomy, our interim Chief Financial Officer, Doug Miller, our President and Chief Commercial Officer and Angelique Strong Marks, our Chief Legal Officer. Our executive team has the right skills to help us connect car buyers and car sellers more intelligently and efficiently, and to position the Company as the leading digital solutions provider for auto dealers, automobile manufacturers, buyers and sellers.

Information on Alex, who is also a member of our Board, can be found above under “Proposal 1: Election of Directors – Meet the Nominees – T. Alex Vetter.” Information on Jandy, Doug and Angelique can be found below.

Jeanette (Jandy) Tomy

Chief Financial Officer Age: 49

Jandy has served as the interim Chief Financial Officer since April 2022. She leads accounting, finance and analytics, tax, treasury and investor relations for the Company. Prior to this role, Jandy has served as Vice President, Treasurer from June 2020 until April 2022, as interim Chief Financial Officer from January to June 2020 and as Vice President of Treasury and Investor Relations from March 2017 until January 2020. In her time at the Company, Jandy led the Company’s capital market efforts around its bond offering, the credit agreement that financed the Company’s spinoff, subsequent amendments to the credit agreement and helped shape the Company’s capital allocation framework.

Prior to joining the Company, Jandy was the Vice President of Finance at FTD, at the time an international company with one of the largest floral networks in the world. During her tenure, she worked on the company’s go-private transaction, subsequent spin-off and $100 million secondary stock offering. She also managed domestic and international public and private acquisitions, including the $800 million sale of FTD to United Online, the $430 million acquisition of Provide Commerce, and the $125 million purchase of UK-based Interflora Holding Limited.

Jandy holds a Bachelor of Science in Accountancy from the University of Illinois – Champaign-Urbana and is a CPA.

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Angelique Strong Marks

Chief Legal Officer Age: 54

Angelique was appointed as Chief Legal Officer of the Company in April 2022. She is responsible for the legal aspects of the Company’s securities and corporate governance, and as such leads the Company’s compliance and ethics, cybersecurity and privacy functions. She also manages the legal aspects of the Company’s M&A, commercial and contract, intellectual property, executive compensation, and labor and employment activities.

Prior to joining the Company, Angelique served as General Counsel at REE Automotive, a next generation electric vehicle platform, where she was part of the core team that successfully established REE as a publicly traded company. In addition, Angelique also held the position of General Counsel at MAHLE Industries and Behr America, global suppliers to the automotive industry. Angelique has more than 25 years of in-house experience including public corporate, M&A, financing and governance functions for national and global companies in the automotive, mobility, manufacturing and retail sectors.

Angelique holds a Juris Doctor degree from The Ohio State University, a Master of Business Administration from Miami University and a Bachelor of Science with a concentration in Finance from the University of Akron.

Doug Miller

President and Chief Commercial Officer Age: 51

Doug currently serves as President and Chief Commercial Officer and previously served as Chief Revenue Officer from July 2018 to December 2021. He leads commercial strategy and execution for the Company including the go-to-market teams for Cars.com, Dealer Inspire, Dealer Rater and Fuel. Doug’s sales, performance management and customer success teams work with local dealers, regional and national dealer groups, as well as national brands and Original Equipment Manufacturers. His teams represent the end-to-end platform of marketing, technology and commerce solutions to customers, and drive business growth.

Prior to joining the Company, Doug served as Chief Revenue Officer at online consumer marketplace LivingSocial, where he helped grow the company from a small start-up to a global enterprise with nearly $2 billion in sales. Previously, Doug held executive positions at Expedia, Ticketmaster and Citysearch.

Doug holds a BA in Sociology from Hamilton College in Clinton, NY.

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) focuses on how we compensated our Named Executive Officers (“NEOs”) for fiscal 2021 (January 1, 2021 to December 31, 2021) and the rationale for the compensation framework for fiscal 2021 and 2022. The CD&A further describes proactive shareholder engagement efforts including consultation in response to the 2021 Advisory Vote on Executive Compensation including the preview of the long-term incentive structure we adopted in 2022. We are committed to maintaining a close alignment of our executive pay programs with the Company’s and our stockholders’ interests, which includes establishing a compensation structure that will allow us to fairly reward, attract and retain key talent in the organization.

For fiscal 2021, our NEOs were1:

Name	Position with Cars.com Inc.
Alex Vetter	Chief Executive Officer
Sonia Jain	Chief Financial Officer
Jim Rogers	Chief Legal Officer
Doug Miller	President and Chief Commercial Officer (former Chief Revenue Officer)

The Compensation Discussion and Analysis is organized into seven sections:

•	Introduction
•	How Did We Respond to Our 2021 Advisory Vote on Executive Compensation?
•	Our Compensation Philosophy
•	Role of the Compensation Committee, Management, Compensation Consultants and Peer Groups
•	Stockholder Engagement
•	Elements of Our Executive Compensation Practices
•	Executive Compensation Policies and Arrangements

Introduction

The results for 2021 reflect a strong performance and affirmation of the efficacy of the Company’s long-term strategy. The benefits of prior years’ strategic transformation and the absence of pandemic-related lockdowns that initially affected the auto industry yielded financial results and key metrics performance that affirmed the strength of our marketplace platform and validated our solutions strategy. Based on our strong overall performance in fiscal 2021 amid challenging conditions, our Compensation Committee approved the following:

Short-Term Incentive Plan (“STIP”)

The Compensation Committee approved a Company Performance Factor (“CPF”) of 130%. Revenue and Adjusted EBITDA exceeded internal targets previously established and approved by the Compensation Committee included in the 2021 STIP. The Committee selects Revenue and Adjusted EBITDA targets to measure annual performance because they are and have been the metrics by which management has measured success and accountability, both internally and externally. Positioning our commitment to diversity, equity and inclusion (DEI) with our other critical goals, we have included DEI goals as one of the five individual performance measurements.

1 As previously disclosed, Jim Rogers retired from the Company effective April 29, 2022, and Angelique Strong Marks was elected Chief Legal Officer effective April 4, 2022. Additionally, Sonia Jain resigned from the Company and Jandy Tomy was elected interim Chief Financial Officer, effective April 15, 2022.

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Long-Term Incentive Plan

CARS has a pay-for-performance culture. We included performance conditions in equity grants to executive leaders for all years from our inception as a public company through 2019.

We engaged in a comprehensive strategic organization, technology and go-to-market transformation which, together with our ambitious shift to a digital solutions strategy, was substantially and successfully completed in 2019. The Compensation Committee recognized that one of the implications of the strategic transformation was insufficient line of sight necessary to establish long-term performance conditions with reasonable precision for 2020 and 2021 grant years. Target-setting was further exacerbated by uncertainties related to the prevailing auto industry market conditions during the pandemic periods. Accordingly, in 2020 and 2021, the Compensation Committee made a transitional exception to its long-standing policy of granting equity awards that include performance conditions. The Committee reintroduced performance conditions in 2022.

Indeed, and as indicated to stockholders during consultation, the Compensation Committee reintroduced its long-standing practice of granting performance-based equity as part of the 2022 long-term incentive plan. The Committee approved targets with a three-year performance period for performance-based Restricted Stock Units (PSUs) comprising 50% of the equity grant allocation to continuing NEOs in 2022. The Board’s challenge to management in the next phase of business development is to achieve a minimum double-digit Revenue and Adjusted EBITDA compound annual growth rate over a three-year period. The Committee evaluated performance targets that are most correlated with the Company’s achievement of success and indicative of the Company’s ability to create sustainable shareholder value at this stage of its business life cycle and concluded that long-term Revenue and Adjusted EBITDA are fundamental measurements and most appropriate. Accordingly, the Committee has established targets for 2022 PSUs based on achieving 10% or more growth for each of the two performance metrics over a three-year measurement period.

How Did We Respond to Our 2021 Advisory Vote on Executive Compensation?

In April 2021, we provided our stockholders with a Notice of 2021 Annual Meeting of Stockholders in which we requested approval on a non-binding advisory basis of the compensation of the 2021 Named Executive Officers.

Our Compensation Committee, consistent with its principle of proactive engagement and dialogue with stockholders on important compensation strategies, responded to early objections from proxy advisors ISS and Glass Lewis and their recommendation of an advisory say-on-pay vote against the Company’s executive compensation program. In early June 2021, the Chairman of the Compensation Committee and the Board and the Director of Investor Relations invited stockholders comprising 72% of our share ownership and the major proxy advisors to meet to further explain the Compensation Committee’s rationale for its compensation strategy. The Chairman continued his engagement with stockholder and proxy advisor consultation in November 2021.

During the June 2021 meetings with stockholders, the Chairman addressed the Committee’s decision to exclude performance conditions from 2020 and 2021 equity grants based on limitations on target-setting for the first year following the strategic transformation, a situation later exacerbated by uncertainties in the auto industry related to the pandemic. The Chairman disclosed the Company’s intention to reintroduce performance conditions in 2022 based on the success of the Company’s business strategy and the success in establishing a platform that produces more predictable financial results. The Committee observed that the Company had consistently beat or exceeded market expectations in 2020 and 2021. As promised, the Committee has now resumed the practice of including performance conditions for 50% of incentive equity grants in 2022 for the CEO, CFO and Chief Commercial Officer.

Although the advisory say-on-pay proposal received 48% voting stockholder support at our 2021 Annual Meeting of Stockholders, based on consultations with major stockholders, the Committee believes that most major stockholders understood the rationale and supported the return to performance conditions in 2022.

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During the June 2021 Meetings, the Committee/Board Chair also committed to repeating investor and proxy agency consultations with respect to executive compensation in November 2021. The November 2021 investor and proxy agency meetings included a presentation about the Company’s DEI policies including the significant DEI targets embedded in our compensation programs. Stockholders asked about the Company’s ESG goals and metrics and provided feedback about disclosure within the 2021 proxy.

Stockholder engagement has been extremely beneficial in considering executive compensation policy and other elements of our corporate governance including the Company’s progressive approach to DEI. The Committee will work with its proxy advisor and seek recurring stockholder engagement through its Chair and other executives with respect to compensation policy including DEI programs and goals embedded in compensation programs.

Our Compensation Philosophy

Our executive compensation program is designed to recruit, retain and fairly reward highly skilled executives who bring the business acumen necessary to achieve our long-term business objectives. We pay for performance and design executive compensation programs that reward short- and long-term performance and align the financial interests of executive officers with those of our stockholders. Accordingly, the compensation packages provided to our executives include both cash- and equity-based components. We evaluate performance and compensation levels to ensure that:

•	we maintain our ability to attract and retain outstanding employees in executive positions,
•	executive compensation remains competitive with the compensation paid to similarly situated executives at companies with whom we compete for talent, and
•	compensation programs are applied in an internally consistent manner.

What We Do in Our Compensation Programs

•	Establish, communicate and monitor measurable goals and objectives
•	Review total compensation when making executive compensation decisions
•	Establish maximum award levels for short- and long-term incentive plans
•	Obtain advice of an independent compensation consultant
•	Assess our programs against peer companies and best practices
•	Require executives to pre-clear all stock transactions
•	Avoid incentives that encourage excessive risk
•	Annually assess risk associated with our compensation program
•	Require adherence to our executive stock ownership and holding guidelines
•	Subject incentive compensation of executives to our claw-back policy
•	Engage with stockholders regarding perspectives on executive compensation

What We Do Not Do in Our Compensation Programs

•	No tax gross-ups on change in control
•	No single-trigger change-in-control payments
•	No dividends or dividend equivalents on unearned or unvested share units
•	No hedging transactions or short sales involving Company stock
•	No pledging of Company stock as collateral or depositing or holding Company stock in a margin account
•	No executive perquisite programs
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Role of the Compensation Committee, Management, Compensation Consultants and Peer Groups

Role of the Compensation Committee

Our Compensation Committee is responsible for establishing the compensation of our NEOs and other senior officers.

The Compensation Committee oversees (i) administration of the Company’s executive compensation plan, policies and programs, including corporate goals and objectives relating to compensation, short-term bonus (incentive) plans and long-term equity compensation plans, (ii) approval of grants of equity awards, and (iii) senior officer organization and succession planning.

The Compensation Committee is appointed by the Board. For the purposes of this Compensation Discussion and Analysis, we refer to the Compensation Committee as the “Committee.”

Role of Executive Officers

Management participates in the review and refinement of our executive compensation program. The CEO meets with the Committee to discuss compensation packages for the executive team and to review the performance of the Company and each executive, other than himself, and makes recommendations with respect to the appropriate base salary, annual cash bonus and grants of long-term equity awards. After considering these recommendations and other considerations discussed below, the Committee determines the annual compensation package for each executive.

Role of Compensation Consultants

During 2021, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) as its consultant to advise it on executive compensation matters for which Meridian received customary fees. Meridian’s work included providing guidance regarding the treatment of compensation, including equity compensation awards and related matters. After considering factors relevant to evaluate independence, the Compensation Committee determined that Meridian is an independent compensation consultant in accordance with applicable SEC and NYSE rules.

Meridian participates in Compensation Committee meetings as requested by the Chair of the Compensation Committee and communicates directly with the Chair of the Compensation Committee outside of meetings. Meridian’s services have included participation in Compensation Committee executive sessions to assist in analyzing executive compensation practices and trends, the appropriate relationship between pay and performance, and other relevant compensation-related matters; consulting with management and the Compensation Committee regarding market data used as a reference for pay decisions; participating in the design of the Company’s 2021 equity award programs and short-term incentive plan; advising regarding proxy disclosures; advising and participating in shareholder and proxy advisor consultation meetings; and advising regarding the Company’s director compensation program.

We also use non-customized surveys or other data from compensation consulting firms. A more detailed description of the compensation peer group review and use of survey and other data provided by compensation consultants is included below in the section titled “Role of Peer Groups, Surveys and Benchmarking.”

Role of Peer Groups, Surveys and Benchmarking

We consider multiple sources of data to evaluate the fairness of potential rewards associated with our compensation structures and whether they meet our compensation objectives. We also consider how our compensation practices compare to market practices among relevant companies in terms of size, industry and geography. Among other factors considered are the following, when available, regarding compensation for executives:

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●	Data from base salary, bonus and equity compensation surveys that include companies of a similar size, based on market capitalization and revenue;
●	Compensation data for executive officer positions for comparable companies based upon current and prior proxy statements and other SEC filings of relevant companies, including direct industry competitors and non-industry companies with which we commonly compete for talent (including both regional and national competitors).

The Committee may consider competitive market compensation of peer group companies but does not attempt to maintain a certain target percentile within the peer group or otherwise rely solely on such data. The Committee strives to incorporate flexibility into the compensation programs and processes to respond to and adjust for its evolving business and the value delivered by the executive officers.

2021 Peer Group

In 2021, with the assistance of Meridian, the Committee conducted a detailed review of our compensation peer group to evaluate our NEO compensation considering the practices of industry peers, including aggregate pay, performance criteria, pay structure, equity plan design and the overall competitive market. The Committee evaluated the peer group based on a variety of factors including revenue size, market capitalization, industry, talent market and organizational structure. As a result of this review, four peer companies were removed in 2021 and were replaced by four companies that better matched peer profile criteria. Carvana Co. and Zillow were removed from the list based on non-comparative financial profiles. Endurance International Holdings, Inc. and Logmein were acquired and were accordingly removed from the list. America’s Car-Mart, Inc., CDK Global, Inc., QuinStreet, Inc., and Vroom, Inc., replaced the removed peer companies and the 2021 peer group remained at 16 companies. Other than the four additions in 2021 and the addition of CarGurus, Inc. in 2020, the remainder of the firms have consistently comprised the peer group since 2017. The Committee believes this peer group is reflective of the Company’s competitive market for executive talent.

In connection with the Compensation Committee’s approval of executive officer base salary, incentives and equity compensation discussed below in the sections titled “Elements of Our Executive Compensation Practices,” data regarding compensation practices for comparable executive officer positions at the following peer companies were considered and used for the purpose of determining competitive compensation levels:

2021 Compensation Peer Group
America’s Car-Mart, Inc.	J2 Global, Inc.
CarGurus, Inc.	Match Group, Inc.
CDK Global, Inc.	Shutterstock, Inc.
Cornerstone OnDemand, Inc.	QuinStreet, Inc.
CoStar Group, Inc.	TripAdvisor, Inc.
Gogo Inc.	TrueCar, Inc.
Groupon, Inc.	Vroom, Inc.
Grubhub Inc.	Yelp Inc.

Stockholder Engagement

The Compensation Committee seeks active engagement with stockholders to understand and consider their perspectives with respect to compensation policy. Our senior management team, including the Chief Executive Officer, the Chief Financial Officer, and Director of Investor Relations, as well as the Chairman of our Board and Compensation Committee, regularly engage in meaningful dialogue with our stockholders through in-person and teleconference meetings, earnings calls and other channels of

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communication. The Company engages in proactive outreach to stockholders to discuss and receive input, provide additional information, and address questions about matters including but not limited to our business strategy, financial performance, capital allocation, executive compensation programs, corporate governance and ESG philosophy and policies. As discussed above, the Chairman and Director of Investor Relations solicited meetings with our stockholders comprising more that 70% of our share ownership both before and after the say-on-pay vote in June 2021. The Chairman had interactive discussions to describe the rationale for the Company’s compensation plan framework including the removal of performance conditions for both 2020 and 2021 as well as the plan to reintroduce the performance conditions in 2022. These engagement efforts were constructive to understand compensation perspectives, receive stockholder support for pay resolutions and incorporate feedback with respect to plan policy and disclosure.

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Elements of Our Executive Compensation Practices

As described below, the key elements of our compensation package for NEOs are base salary, short-term (annual) cash incentive plan (“STIP”) awards, equity-based awards, and our benefits programs.

Pay Elements	Objective	Benefit to Stockholders
Base Salary	Provides NEOs with competitive level of fixed compensation Reflects individual performance and scope of responsibilities, as well as the competitive market for executive talent	Competitive salaries help us attract and retain talented executives
STIP	Rewards NEOs for achieving annual company and individual goals	Focused on meeting key short-term business objectives and performance metrics, including DEI targets
Equity-Based Awards	Provides equity awards for NEOs to focus on long-term stockholder value creation	Award value is based on long-term performance criteria correlated with an increase in market valuation Assists in retention of key executives and focus on long-term strategic objectives

Pay Mix, Awards, and Targets

Each executive officer’s compensation has been individually designed to provide a combination of fixed and at-risk compensation that is tied to achievement of the Company’s short- and long-term objectives.

Equity grants represent the majority of our executives’ total direct compensation at target (sum of base salary, STIP and equity-based awards). This helps to align our NEOs’ interests with those of our stockholders. We intend to continue our practice of awarding equity to our executives as it reaffirms our philosophy of paying for performance and aligning compensation directly to long-term value and growth of the Company.

The following charts show the weight of each element of compensation relative to target direct compensation for our CEO and the other NEOs, in the aggregate:

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In 2021, 89% of aggregate CEO target compensation was variable compensation. Of that amount, 13% was in the form of the STIP cash-based award and the remaining 87% was in the form of Long-Term Incentive Plan equity-based awards with multi-year vesting periods.

In 2021, 77% of aggregate NEO (other than CEO) target compensation was variable compensation. Of that amount, 27% was in the form of the STIP cash-based award and the remaining 73% was in the form of Long-Term Incentive Plan equity-based awards with multi-year vesting periods.

Base Salary

We offer base salaries that provide fixed compensation to executives for performance of day-to-day services. Each NEO’s base salary is generally reviewed annually to determine whether an adjustment is warranted or required based on the competitive market, the economic environment and the individual’s performance.

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In determining base salaries for our NEOs, the Committee considers several factors, including:

●	The scope of responsibilities, prior experience and qualifications;
●	Past individual performance;
●	Base salary and total compensation relative to other executives in similar positions;
●	Competitive market conditions and market data; and
●	Recommendations of the CEO, other than with respect to his own compensation.

The Committee approved salaries increases for our NEOs for 2021.

Name	2020 Annual Base Salary ($)	2021 Annual Base Salary ($)
Alex Vetter	$650,000	$700,000
Sonia Jain	$480,000	$494,400
Jim Rogers	$360,500	$371,315
Doug Miller	$412,000	$450,000

Short Term Incentive Plan (STIP) Awards

We offer our NEOs the opportunity to earn STIP awards based on achieved performance against Committee-approved single-year performance goals. The Committee, in its sole discretion with respect to the CEO and in collaboration with the CEO for all other NEOs, determines whether and to what extent STIP awards shall be paid to each NEO.

Overview of 2021 STIP Awards

In 2021 our NEOs participated in our STIP program. The Committee set each NEO’s 2021 target STIP award opportunity (expressed as a percentage of base salary) based on several factors, including Company financial performance relative to targets set by the Committee, the NEO’s scope of duties and responsibilities, internal pay equity considerations and competitive market conditions and data. The cash payout under this program was equal to the product of the following Committee-approved performance factors: (i) the Company Performance Factor (CPF), which related to achieved performance against two equally weighted performance metrics, Adjusted EBITDA and Revenue, multiplied by (ii) the Individual Performance Factor (IPF), which related to each NEO’s performance and features DEI recruitment and retention goals for each NEO and other senior leaders that could reduce an NEO’s IPF by up to 20% for failure to meet their DEI goals. The Company defines Adjusted EBITDA as net income (loss) before (1) interest expense, net, (2) income tax (benefit) expense, (3) depreciation, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) unrealized mark-to-market adjustments and cash transactions related to derivative instruments, and (7) certain other items, such as transaction-related costs, severance, transformation and other exit costs and write-off and impairments of goodwill, intangible assets and other long-lived assets.

Based on achieved performance against the two financial metrics, the CPF may make an NEO eligible to earn between 0% and 200% of the NEO’s target STIP opportunity. In accordance with the STIP formula, the threshold payout for Adjusted EBITDA requires attainment of at least 90% of target Adjusted EBITDA to yield 20% of the NEO’s target STIP opportunity, and the threshold payout for Revenue requires attainment of at least 90% of target Revenue to yield 25% of the NEO’s target STIP opportunity. As described above and below, the amount earned under the financial metrics is subject to adjustment based on an NEO’s IPF, based on functional leadership, talent and team growth, role modeling and DEI commitment.

Determination of 2021 STIP Awards

Using the Revenue and Adjusted EBITDA calculations described above, the table below shows target, threshold, and maximum goals for each financial metric, 2021 results achieved against these goals and the CPF payout calculation (expressed as a percentage of target STIP opportunity) for each financial metric. Based on the approved formula, the 2021 CPF calculation would have resulted in a CPF of 146.6%, but Management recommended, and the Committee endorsed, a CPF of 130% to provide a

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discretionary STIP pool to the CEO to reward outstanding performers below the executive level while still maintaining the STIP formula-driven aggregate incentive compensation.

Financial Metrics	Goal Weighting	Threshold $ (Payout %)	Target $	Maximum $	2021 Results $	Performance Payout %
		45%	100%	200%
Revenue ($ in millions)	50%	$559.7 (25%)	$621.9	$684.1	$623.7	51.4%
Adjusted EBITDA ($ in millions)	50%	$160.9 (20%)	$178.8	$196.7	$195.0	95.2%

In general, based on an NEO’s individual performance, the CEO recommends to the Committee (other than for himself) the NEO’s IPF, which may range between 0% to 150%. This year, the CEO recommendation considered various leadership criteria, which specifically included the NEO’s DEI performance. The Committee determined the CEO’s IPF. For 2021, the Committee determined to award bonuses to Jim and Doug based on an IPF of 100%, and to Sonia based on an IPF of 116% attributable to her efforts as CFO in connection with the Company’s acquisition activities.

Based on such payout percentages, the Compensation Committee approved the following determination of each NEO’s 2021 cash award under the STIP:

Name	2021 Annual STIP Target (%)	2021 Annual STIP Target ($)	2021 Formula Driven CPF%	2021 Committee- Approved CPF %	2021 IPF %	2021 STIP Award ($)
Alex Vetter	110%	$756,250	146.6%	130%	100%	$983,125
Sonia Jain	100%	$490,800	146.6%	130%	116%	$738,040
Jim Rogers	50%	$184,306	146.6%	130%	100%	$239,597
Doug Miller	110%	$484,550	146.6%	130%	100%	$629,915

Long-Term Incentive Plan (LTIP) – Equity Awards

Our LTIP awards are designed to drive achievement of long-term operational and financial goals and increased stockholder value, as well as to attract and retain key talent over a sustained period of time. Target long-term incentive awards are based on a percentage of base salary or a fixed dollar amount. In 2021, the Committee set each NEO’s LTIP target value based on the NEO’s role and responsibilities, internal equity considerations, competitive market conditions and data and target direct compensation. Alex’s LTIP target value was set at $5,000,000; Sonia’s at $1,483,200; Jim’s at $556,972; and Doug’s at $1,125,000.

2021 Equity Pay Mix

The Committee approved the following 2021 equity pay mix for our NEOs:

●	CEO equity pay mix: 50% RSUs and 50% Options (by value)
●	Other NEOs equity pay mix: 100% RSUs

The Company pay policy for NEOs has been for long-term equity grants to comprise the majority of target compensation and for half of those equity grants to include performance conditions. As disclosed in this proxy, the Committee removed the performance condition requirement in 2020 and 2021 based on exceptional circumstances relating to target-setting. The completion of a comprehensive strategic transformation in 2019 resulted in a more limited line of sight for target-setting in 2020, further exacerbated by uncertainties related to prevailing auto industry market conditions during the pandemic period. The Compensation Committee reintroduced performance conditions for 50% of long-term equity grants in March 2022 as consistent with the Company’s historic practice as the Chairman had indicated to stockholders during investor consultations in June and November 2021.

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In 2022, the Committee awarded the CEO, CFO and CCO equity grants in the form of PSUs. The PSUs are based on a three-year performance period consisting of fiscal years 2022, 2023, and 2024, measuring performance against pre-established Revenue and Adjusted EBITDA targets and will include threshold and maximum payouts as indicated in the chart below.

Financial Metrics (in Millions)	Goal Weighting	Performance Achievement %
		Threshold	Target	Maximum
Three-Year Average Growth – Revenue	50%	25%	50%	100%
Three-Year Average Growth – Adjusted EBITDA	50%	25%	50%	100%
2022 – 2025 LTIP Payout %		50%	100%	200%

For the CFO and the CCO, the 2022 LTI awards will be evenly weighted between PSUs and RSUs, and for the CEO, the LTI award will be evenly weighted between PSUs and Options. At the same meeting at which it approved the 2022 performance-based awards, the Committee also ratified the payout at only 14% of target of the PSUs granted in 2019, reflecting the pay-for-performance nature of the awards.

2021 Restricted Stock Units (RSUs)

The number of RSUs granted was determined by dividing the allocated value of each grant by the closing share price of a share of Cars.com Inc. common stock on the date of grant (the number of RSUs granted to the CEO representing 50% of his total Target LTIP amount, as mentioned above). The 2021 RSUs vest ratably over a three-year period. Generally, an NEO must be employed through each vesting date to avoid forfeiting any unvested RSUs except as provided by the Company’s severance plans. RSUs that vest on each vesting date are settled in shares of common stock, less shares that may be withheld by the Company for payment of taxes. The following table shows the number of RSUs granted to our NEOs in 2021.

Name	Number of Securities Underlying RSUs Granted in 2021
Alex Vetter	164,799
Sonia Jain	97,772
Jim Rogers	36,716
Doug Miller	74,160

2021 Non-Qualified Stock Options (NQSO)

The Options issued to Alex represent 50% of his Target LTIP amount. The number of Options issued was determined by dividing the allocated value of the Option grant by a single Option’s value as determined under the Black-Sholes option pricing model using the 30-day trailing average stock price. The Options will vest 100% on March 1st, 2024, if Alex continues in employment through that date.

Number of Securities Underlying Stock-Options in 2021
Alex Vetter	290,994

Other Compensation

In addition to the primary elements of compensation (base salary, cash bonuses and equity awards) described above, the NEOs may participate in benefit programs generally available to our employees, including a 401(k) plan that provides for matching contributions up to a stated limit.

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Executive Compensation Policies and Arrangements

Employment Arrangements

Generally, we do not enter into formal employment agreements with our executive officers. However, we did extend offer letters to Alex, Sonia, Doug and Jim, as summarized below. In addition, to attract and retain executives, the Company may provide sign-on bonuses (typically reflected in the offer letter) or award bonuses in recognition of interim service beyond the executive’s normal role. To minimize the need for unique employment agreements and to establish compensation programs that are market competitive, we have also adopted a Change-in-Control Severance Plan and an Executive Severance Plan as described in the section “Named Executive Officer Compensation – Potential Payments Upon Termination or Change in Control” below.

Grant Practice

The Committee discusses the proposed incentive compensation structure for the coming year at its October and December meetings, and in February sets base salaries and short-term incentive compensation targets and the formula for the short-term incentive plan for the then-current year. At its March meeting, the Committee makes the annual grants of equity. The March date was chosen several years ago to help ensure that all material information would have been disclosed to the markets in connection with the issuance of the Company’s 10-K about two weeks before the Committee made the equity grants.

Stock Ownership and Retention Policy

The Company is committed to fostering a compensation structure that aligns each executive’s interests with those of its stockholders. As a key part of these alignment efforts, the Board adopted a Stock Ownership and Retention Policy that requires each senior executive, including each NEO, to maintain a meaningful level of investment in our common stock. The levels of stock ownership are reviewed by the ESG Committee to evidence compliance with the guidelines. Senior executives are expected to hold shares (at least 50% of the net shares received after shares are withheld by the Company in payment of withholding taxes, counting unvested RSUs at 50% of the underlying shares, and PSUs at zero until the performance period is complete) received under equity grants until the stock ownership requirements are met. The following table reflects the minimum stock ownership guideline for the senior officers, including the NEOs. All NEOs are currently, and have always been, in compliance with the policy.

Executive	Minimum Guideline Multiple of Base Salary
President and CEO	5x
Chief Financial Officer	2x
Chief Legal Officer, Chief Commercial Officer and other direct reports to the CEO	1x

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Hedging and Other Prohibited Transactions Policy

Our Insider Trading Policy prohibits employees (including executive officers), directors and their family members, from engaging in short sales, directly or indirectly, trading in puts or calls, options, warrants or similar instruments relating to Company securities or selling such securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery), day-trading or hedging with respect to Company securities. These restrictions are also applicable to hedging transactions through the purchase of financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, trading on margin or in margin-related derivatives, or any financial instruments or derivatives or entering into any contracts, warrants or the like for the purpose of hedging price movements in Company securities. Additionally, directors and executive officers may not, directly or indirectly, pledge Company securities as collateral on any debt instrument.

Incentive Compensation Clawback Policy

The Committee has adopted a clawback policy that applies to compensation granted to current and former executives after its adoption. The policy provides that in the event of either (i) a material accounting restatement resulting from material noncompliance with financial reporting requirements, or (ii) misconduct that involves a material violation of law or the Company’s policies resulting in significant harm to the Company, the Committee is authorized to recover any excess incentive compensation that was received by certain employees, including current and former executive officers, taking into account such factors as the Committee deems appropriate.

Tax and Accounting Considerations

Although the Committee considers tax and accounting consequences in making its determination, the Committee designs and administers compensation programs that it believes are in the best interests of us and our stockholders.

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Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

The foregoing report was submitted by the Compensation Committee of the Board and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act or the Exchange Act.

Compensation Committee of the Board of Directors

Scott Forbes, Chairman
Jerri DeVard
Michael Kelly
Donald A. McGovern, Jr.
Greg Revelle
Bala Subramanian
Bryan Wiener

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Named Executive Officer Compensation

2021 SUMMARY COMPENSATION TABLE

The following Summary Compensation Table for fiscal years 2021, 2020 and 2019 contains compensation information for our NEOs: (i) Alex Vetter, who has served as President and CEO; (ii) Sonia Jain, who served as Chief Financial Officer; and (iii) Jim Rogers and Doug Miller, who were our two other most highly compensated executive officers during the year ended December 31, 2021.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total Compensation
		($)	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)
Alex Vetter CEO	2021	687,500	—	2,500,001	2,803,029	983,125	11,600	6,985,255
	2020	608,250	—	2,500,000	1,434,626	669,075	11,400	5,223,351
	2019	566,500	—	3,750,002	—	234,928	11,200	4,562,630
Sonia Jain (6) Former Chief Financial Officer	2021	490,800		1,483,201		738,040	9,816	2,721,857
	2020	234,769	484,769	1,510,006	—	—	—	2,229,544
Jim Rogers Former Chief Legal Officer	2021	368,611		556,982	—	239,597	10,635	1,175,825
	2020	360,500	—	540,751	—	180,250	7,405	1,088,906
	2019	360,500	—	468,678	—	67,954	10,776	907,908
Doug Miller President and Chief Commercial Officer	2021	440,500	—	1,125,007	—	629,915	11,600	2,207,022
	2020	406,000	—	844,603	—	446,600	11,400	1,708,603
	2019	400,000	—	820,042	—	165,880	11,200	1,397,122

(1)	For Sonia, this amount reflects (1) a sign-on bonus paid on July 15, 2020, pursuant to her offer letter, and (2) the amount of her 2020 STIP award, as stipulated in her offer letter, prorated from her hire date and guaranteed at 100% CPF.
(2)	Amounts disclosed in this column represent grants of RSUs and PSUs made under our Omnibus Incentive Compensation Plan. With respect to each RSU and PSU grant, the amounts disclosed reflect the grant date fair value computed in accordance with FASB ASC Topic 718 and not amounts actually paid to, or realized by, the NEOs. For additional information, see Note 12 to the Company’s audited consolidated financial statements for the year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. For further information on the RSU grants made in 2021, see the “Grants of Plan-Based Awards in 2021” table below.
(3)	Amounts disclosed in this column reflect Options granted under our Omnibus Incentive Compensation Plan. With respect to each Option grant, the amounts disclosed reflect the grant date fair value computed in accordance with FASB ASC Topic 718 and not the amounts actually paid to or realized by the CEO. For additional information, see Note 12 to the Company’s audited financial statements for the year ended December 31, 2021, included in the Company’s annual Report on Form 10-K for the year ended December 31, 2021. For further information on the Option grants made in 2021, see the “Grants of Plan-Based Awards in 2021” table below.
(4)	Amounts disclosed in this column reflect cash amounts paid under our STIP. For further information, see the section entitled “Compensation Discussion and Analysis— Elements of our Executive Compensation Practices” above.
(5)	Amounts disclosed in this column include the Company’s 401(k) matching contributions.
(6)	Sonia was hired as Chief Financial Officer on July 6, 2020 and resigned April 2022.

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Offer Letters with NEOs

On November 2, 2016, Alex entered into an offer letter, which superseded his employment agreement dated November 4, 2014. Under the terms of the offer letter, effective as of the day after the separation from our former parent, Alex’s annual base salary was increased to $550,000 and his target annual bonus was 110% of his base salary.

We entered into offer letters with Sonia, Doug and Jim, which provided for annual base salaries of $480,000, $400,000 and $350,000, respectively, and target annual bonuses of 100%, 110% and 50% of annual base salary, respectively, as well as long-term incentive opportunities.

GRANTS OF PLAN-BASED AWARDS IN 2021

The following table sets forth information regarding grants of awards made to our NEOs during 2021

Name	Award Type	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Number of Stock Units (#)	All Other Options Awards (#)	Exercise or Base Price of Awards ($/sh)	Grant Date Fair Value of Stock Awards ($)
			Threshold	Target	Maximum
			($)	($)	($)
Alex Vetter	STIP Bonus		442,406	983,125	1,966,250
	RSU	3/17/2021				164,799			2,500,001
	Option	3/17/2021					290,994	15.17	2,803,029
Sonia Jain	STIP Bonus		287,118	638,040	1,276,080
	RSU	3/17/2021				97,772			1,483,201
Jim Rogers	STIP Bonus		107,819	239,597	479,194
	RSU	3/17/2021				36,716			556,982
Doug Miller	STIP Bonus		283,462	629,915	1,259,832
	RSU	3/17/2021				74,160			1,125,007

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OUTSTANDING EQUITY AWARDS AT 2021 YEAR-END

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2021.

Name	Grant Date		Option Awards					Stock Awards
			Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
			Exercisable	Unexercisable
Alex Vetter	3/1/2018	(2)						17,433	280,497
	3/1/2019	(3)						20,816	334,929
	3/1/2019	(4)								93,672	1,507,182
	3/18/2020	(5)		513,228		5.40	3/18/2030
	3/18/2020	(6)						308,642	4,966,050
	3/17/2021	(7)		290,994		15.17	3/17/2031
	3/17/2021	(8)						164,799	2,651,616
Sonia Jain	8/28/2020	(9)						109,778	1,766,328
	3/17/2021	(8)						97,772	1,573,151
Jim Rogers	3/1/2018	(2)						2,793	44,939
	3/1/2019	(3)						3,252	52,325
	3/1/2019	(4)								9,756	156,974
	3/18/2020	(6)						66,759	1,074,152
	3/17/2021	(8)						36,716	590,760
Doug Miller	8/1/2018	(10)						1,813	29,171
	3/1/2019	(3)						5,690	91,552
	3/1/2019	(4)								17,070	274,656
	3/18/2020	(6)						104,272	1,677,736
	3/17/2021	(8)						74,160	1,193,234

(1)	Reflects the market value of outstanding RSUs and PSUs based on the price per share of common stock of $16.09, the closing market price on December 31, 2021. These amounts do not correspond to the actual value that may be realized by the NEOs. Receipt of any of the value of vesting equity is contingent upon the NEO’s continued employment with the Company through each applicable vesting date.
(2)	On March 1, 2022, the following RSUs vested: 17,433 for Alex and 2,793 for Jim.
(3)	On March 1, 2022, the following RSUs vested: 20,816 for Alex, 3,252 for Jim and 5,690 for Doug.
(4)	These PSUs vested in March 2022, subject to attainment of specific performance objectives established for fiscal years 2019 - 2021. PSU number and value is set forth at 100% target but such PSUs actually paid out at 14%.
(5)	100% of these stock options will vest on March 1, 2023.
(6)	On March 1, 2022, the following RSUs vested: 154,321 for Alex, 33,379 for Jim and 52,136 for Doug. The remainder of these RSUs will vest on March 1, 2023.
(7)	100% of these stock options will vest on March 1, 2024.
(8)	On March 1, 2022, the following RSUs vested: 54,933 for Alex, 32,591 for Sonia, 12,239 for Jim and 24,720 for Doug. The remainder will vest in equal installments on March 1, 2023, and March 1, 2024
(9)	These RSUs will vest in equal installments on August 1, 2022 and August 1, 2023.
(10)	The final installment of RSUs will vest on August 1, 2022.

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OPTION EXERCISES AND STOCK VESTED IN 2021

The following table sets forth the number of shares of common stock acquired during 2021 by our NEOs upon the vesting of RSUs and the value realized upon such vesting. No stock options were exercised during 2021.

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized On Vesting ($)(2)
Alex Vetter	207,099	2,934,048
Sonia Jain	54,890	663,071
Jim Rogers	39,424	559,032
Doug Miller	59,637	841,850

(1)	Reflects the aggregate number of shares of common stock underlying the RSUs that vested in 2021.
(2)	Calculated by multiplying (i) the fair market value of common stock on the vesting date, which was determined using the closing price on the NYSE of a share of common stock on the date of vesting or, if such day is a holiday, on the immediately preceding trading day by (ii) the number of shares of common stock acquired upon vesting. Shares of stock were withheld to pay taxes due in connection with the vesting. Of the amount shown, Alex received net shares valued at $1,813,319; Sonia received net shares valued at $473,427; Jim received net shares valued at $391,325; and Doug received net shares valued at $633,394

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Severance Arrangements

The Company maintains a Change in Control Severance Plan (the “CIC Severance Plan”) and the Cars.com Inc. Executive Severance Plan (the “Executive Severance Plan” and together with the CIC Severance Plan, the “Severance Plans”). There is no duplication of benefits between the Severance Plans, so participants who have a qualifying termination of employment under both Severance Plans receive benefits from the CIC Severance Plan and not from the Executive Severance Plan. Participants in the Severance Plans are generally selected by the Compensation Committee and currently include Alex, Sonia, Jim and Doug and certain other key employees. As previously mentioned, Sonia resigned from the Company effective April 15, 2022, and Jim retired effective April 29, 2022. The following describes the severance arrangements that were in place for both as of December 31, 2021.

Under the CIC Severance Plan, a participant who, in connection with a change in control of the Company or within two years following a change in control, experiences an involuntary termination without cause or voluntarily terminates his or her employment for good reason, would receive a lump sum amount equal to the sum of (1) any unpaid base salary and (2) a prorated annual bonus for the portion of the fiscal year elapsed prior to the termination date in an amount equal to the average annual bonus the participant earned with respect to the three fiscal years immediately prior to the fiscal year in which the termination date occurs, prorated for the portion of the fiscal year elapsed prior to the termination date, as well as outplacement benefits. If the annual bonus for the year prior to the date of termination had not yet been paid, the participant would be paid at the time those bonuses are paid to other participants. Additionally, participants would receive a lump sum cash severance payment equal to the product of (a) a severance multiple and (b) the sum of (1) the participant’s annual base salary at the highest rate of salary during the 12-month period immediately prior to the termination date or, if higher, during the 12-month period immediately prior to the change in control, and (2) the participant’s average annual bonus earned for the three most recent fiscal years for which the participant had been paid (or was eligible for) a bonus preceding the termination (or, if higher, the three fiscal years preceding the change in control). The severance multiple for Alex is 2.0 and 1.5 for each of Sonia, Jim, and Doug. A participant will also receive an amount equal to the monthly COBRA cost of the participant’s medical and dental coverage in effect as of the date of termination multiplied by 24 for Alex and 18 for each of Sonia, Jim, and Doug.

The CIC Severance Plan does not provide excise tax gross-ups on payments to participants. If payments would subject a participant to the IRS parachute excise tax, the Company would then either (i) reduce the payment to the largest portion of the payments that would result in no portion of the payments being subject to the parachute excise tax or (ii) pay the full amount of such payments, whichever is better on an after-tax basis for the participant.

Under the Executive Severance Plan, a participant who experiences an involuntary termination of employment without cause would receive a lump-sum cash severance payment equal to the product of (a) a severance multiple and (b) the sum of the participant’s annual base salary and average annual bonus earned for the three most recent fiscal years for which the participant had been paid (or was eligible for) a bonus preceding the termination. The severance multiple is 1.5 for Alex and 1.0 for each of Sonia, Jim, and Doug. The participant would also receive a lump sum amount equal to any unpaid base salary and bonus through the date of termination and would be eligible to receive a prorated annual bonus for the portion of the fiscal year elapsed prior to the termination based on actual Company performance and individual performance at target, paid when such payments are made to other participants. (In the event the termination occurs before annual bonuses have been paid for the prior year, the participant would be entitled to receive the annual bonus for that year based on actual performance, paid when such payments are made to other participants.) Additionally, the participant would generally receive 12 months continued vesting under equity awards (18 months for Alex). A participant would also receive an amount equal to the monthly COBRA cost of the participant’s medical and dental coverage in effect as of the date of termination multiplied by 18 for Alex and 12 for each of Sonia, Jim and Doug.

Both the CIC Severance Plan and the Executive Severance Plan provide that severance payments are contingent upon the participant’s execution of a release of claims in favor of the Company and its

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affiliates and agreeing to (or reaffirming) restrictive covenants in other agreements or providing covenants restricting the participant’s solicitation of employees, disparagement of the Company and its affiliates, and disclosure of confidential information (other than as required by law) and, in the case of the Executive Severance Plan, restricting the participant’s competition.

In addition, RSUs and Options awarded to Alex, Sonia, Doug, and Jim provide for pro-rata vesting upon death and disability. RSUs, Options and PSUs vest (at target for PSUs) upon a change in control if the awards are not continued or assumed in connection with the change in control and vest upon a termination by the Company or its successor without cause or by the NEO for good reason within two years after a change in control if the equity awards are continued or assumed in connection with the change in control.

Under our STIP, if a participant’s employment is terminated involuntarily during a performance year due to death or disability, such participant will be eligible for a prorated portion of his or her bonus, as determined based on actual performance and the number of days completed in the performance year. If a participant’s employment is terminated for any other reason during a performance year, no award shall be payable to such participant in respect of such year.

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Summary of Potential Benefits

The following table shows the payments and benefits potentially payable to each of our NEOs upon a qualifying termination under the Severance Plans assuming a December 31, 2021 termination of employment. The employment of the NEOs listed below in the table did not actually terminate on December 31, 2021, and as a result they received none of the amounts shown in the table below. The actual amounts to be paid to our executives in connection with their termination can be determined only at the time and in the circumstances of such termination. In addition to the amounts shown in the table below, each executive is entitled to receive amounts earned during the term of employment regardless of the manner of termination, including accrued but unpaid base salary and other employee benefits to which such NEO was entitled on the date of termination. For purposes of calculating the value of equity acceleration, the December 31, 2021 closing price of $16.09 was used.

Executive	Payment Elements	Qualifying Termination under the CIC Severance Plan ($)		Qualifying Termination under the Executive Severance Plan ($)
Alex Vetter	Salary	1,400,000	(1)	1,050,000	(1)
	STIP Award	1,212,205	(2)	1,589,228	(3)
	Restricted Stock Units	8,233,092	(4)	7,349,220	(5)
	Performance Stock Units	1,507,182	(6)	1,507,182	(6)
	Stock Options	5,754,122	(7)	3,267,333	(8)
	Health Coverage	44,683		33,512
	Outplacement	25,000		—
	TOTAL	18,176,284		14,796,475
Sonia Jain (9)	Salary	741,600	(1)	494,400	(1)
	STIP Award	1,200,000	(2)	1,218,040	(3)
	Restricted Stock Units	3,339,480	(4)	1,407,553	(5)
	Health Coverage	10,078		6,719
	Outplacement	25,000		—
	TOTAL	5,316,158		3,126,712
Jim Rogers	Salary	556,973	(1)	371,315	(1)
	STIP Award	281,128	(2)	352,048	(3)
	Restricted Stock Units	1,762,177	(4)	831,258	(5)
	Performance Stock Units	156,974	(6)	156,974
	Health Coverage	7,704		5,136
	Outplacement	25,000		—
	TOTAL	2,789,956		1,716,731
Doug Miller	Salary	675,000	(1)	450,000	(1)
	STIP Award	691,542	(2)	906,532	(3)
	Restricted Stock Units	2,991,694	(4)	1,357,336	(5)
	Performance Stock Units	274,656	(6)	274,656
	Health Coverage	26,447		17,631
	Outplacement	25,000		—
	TOTAL	4,684,339		3,006,155

(1)	Represents a lump sum payment in an amount equal to the executive’s annual base salary times the severance multiple applicable under each termination scenario.
(2)	Represents a lump sum payment in an amount equal to the severance multiple times the three-year average STIP award plus a pro-rated portion of the three-year average bonus based on the number of days served during the year of termination. As of December 31, 2021, the pro-rated portion of the three-year average bonus is 100%.

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(3)	Represents a lump sum payment in an amount equal to the severance multiple times the three-year average STIP award plus a pro-rated portion of the annual bonus based on actual Company performance and on the number of days served during the year of termination. As of December 31, 2021, the pro-rated portion of the annual bonus is 100%.
(4)	Represents the dollar value of 100% accelerated vesting of such individual’s RSU awards outstanding as of December 31, 2021.
(5)	Represents the dollar value of continued vesting of RSUs vesting for 18 months (for the CEO) or 12 months (for the other NEOs) of the termination date, which is assumed to be December 31, 2021.
(6)	Represents the dollar value of accelerated vesting of PSUs based on target achievement of performance objective.
(7)	Represents the dollar value calculated by multiplying the amount by which $16.09 (the closing price of the Company’s stock on December 31, 2021) exceeds the exercise price of the Option by the number of shares subject to the accelerated portion of the Option. Alex’s Options outstanding as of December 31, 2021 comprised of 513,228 Options at an exercise price of $5.40 and 290,994 options at an exercise price of $15.17.
(8)	A pro rata portion of Options vest for Alex, which is calculated as the total number of Options eligible to vest multiplied by a fraction, the numerator of which is the number of full months from grant date to termination date (December 31, 2021) and the denominator of which is the number of full months from grant date to vesting date. This represents 21 of 36 months for 513,228 Options granted on March 18, 2020 at an exercise price of $5.40 and 9 of 36 months for 290,994 Options granted on March 17, 2021 at an exercise price of $15.17. Such pro rata number of shares subject to the Option is then multiplied by the amount by which $16.09 exceeds the exercise price of the Option to calculate the dollar value.
(9)	Sonia terminated employment effective April 15, 2022 without the payment of any severance.

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CEO PAY RATIO DISCLOSURE

We are required to disclose ratio of the total annual compensation of Alex Vetter, our Chief Executive Officer to the median annual total compensation of our employees (other than the Chief Executive Officer). As of December 31, 2021, our employee population consisted of 1,584 full-time, part-time, seasonal and temporary US-based employees. This number excludes the CEO and 10 Canadian-based employees.

We then identified the “Median Employee” based on the “annual total compensation” of each employee who was part of our employee population on December 31, 2021. Each employee’s annual total compensation was calculated by totaling the following compensation components: (i) cash compensation paid in 2021, which included regular pay (wages and salary), all overtime, bonus payments and commissions, and (ii) the grant date fair value of each equity award granted in 2021. The foregoing calculation excluded any cash or equity-based sign-on bonus paid or granted to an employee during 2021. We annualized the compensation for any full or part-time employee in the population who had worked less than a year as of December 31, 2021.

The annual total compensation of our CEO was $6,985,255 as reported under the “Total Compensation” column of our 2021 Summary Compensation Table, which appears on page 36 of this proxy statement. For 2021, the annual total compensation of our Median Employee was $77,171, which was calculated in the same manner that the total compensation of our NEOs was calculated and reported in the “Summary Compensation Table.” Based on this information, the ratio of annual total compensation of our CEO to the median of the annual total compensation of all employees (excluding the CEO) was 91 to 1.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

COMPENSATION AND RISK

We have undertaken a risk review of the Company’s employee compensation plans and arrangements in which our employees (including our executive officers) participate, to determine whether these plans and arrangements have any features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten the value of the Company. In our review, we considered numerous factors and design elements that manage and mitigate risk, without diminishing compensation objectives such as fair rewards, successful recruitment and retention of talent and including the following elements of the compensation framework of the Company:

●	a commission-based incentive program for sales employees that results in payout based only on measurable financial or business-critical metrics;
●	annual bonuses with a portion for executive employees that are correlated with and funded based on Company performance and are paid based on a combination of quantitative and/or qualitative factors and individual performance; and
●	our practice of awarding long-term equity grants to our executives upon hire and annually to directly tie the executive’s expectation of compensation to their contributions to the long-term value of the Company.

Based on our review, we concluded that any potential risks arising from our employee compensation programs, including our executive programs, are not reasonably likely to have a material adverse effect on the Company.

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Equity Compensation Plan Information

The following table gives information about shares of our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2021. Our Omnibus Incentive Compensation Plan and Employee Stock Purchase Plan are our only compensation plans pursuant to which our equity securities are authorized for issuance. We refer to these plans and grants collectively as our Equity Compensation Plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity compensation plans approved by security holders	4,630,056	$8.94	11,173,473
Equity compensation plans not approved by security holders	—	—	—
Total	4,630,056	—	11,173,473

(1)	Represents RSUs, PSUs and stock options issued under our Equity Compensation Plans. RSUs and PSUs may be settled only for shares of our common stock on a one-for-one basis. Stock options may be exercised at a specified grant exercise price and settled for shares of our common stock on a one-for-one basis. The number included for PSUs reflects units awarded at target. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for further information regarding our equity awards.
(2)	The weighted-average exercise price does not include shares to be issued upon settlement of outstanding RSUs and PSUs because RSUs and PSUs have no exercise price.
(3)	Consists of 8,882,982 shares reserved for issuance under our Omnibus Incentive Compensation Plan and 2,290,491 shares reserved for issuance under our ESPP.

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Security Ownership

Security Ownership of Directors, Named Executive Officers and Executive Officers

The following table and accompanying footnotes set forth beneficial ownership information as of March 31, 2022 with respect to (i) each of our directors, (ii) each of our NEOs and (iii) all of our current executive officers and directors, as a group. The percentage of beneficial ownership for the following table is based on 69,802,610 shares of our common stock that were outstanding as of March 31, 2022.

Unless otherwise noted, the address for each beneficial owner listed below is: c/o Cars.com Inc., 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606.

Name of Beneficial Owner	No. of Shares Beneficially Owned		No. of Stock Units(1)		Percentage of Shares Beneficially Owned
Directors:
Jerri DeVard	27,076		31,410		*
Scott Forbes	69,203		48,452		*
Jill Greenthal	55,983		15,065		*
Thomas Hale	57,587	(2)	5,812		*
Michael Kelly	30,011		25,598		*
Donald A. McGovern Jr.	59,077	(2)	5,812		*
Greg Revelle	51,531	(2)(3)	11,955		*
Jenell R. Ross	0		13,739		*
Bala Subramanian	35,112	(2)	19,455		*
Bryan Wiener	41,745	(2)	19,455		*
Named Executive Officers:
Alex Vetter	469,810		—	(4)	*
Sonia Jain	63,975		—	(5)	*
Jim Rogers	86,757		—	(6)	*
Doug Miller	100,553		—	(7)	*
All directors and current executive officers as a group (14 persons)	1,036,971		196,753		1.5%

*Less than one percent.

(1)	Represents shares of our common stock underlying RSUs with delivery of shares deferred.
(2)	Includes 12,858 shares underlying restricted stock units (RSUs) that are vesting within 60 days.
(3)	Includes 6,597 shares underlying vested RSUs with delivery of shares deferred to (x) the earlier of termination of service from our Board of Directors or (y) May 18, 2022.
(4)	Alex holds an aggregate amount of 264,187 RSUs, 165,893 PSUs (based on target achievement), 513,228 options with a $5.40 exercise price, 263,119 options with a $15.07 exercise price and 290,994 options with a $15.17 exercise price, all of which will not have vested within 60 days.
(5)	Sonia holds an aggregate amount of 234,266 RSUs and 59,307 PSUs (based on target achievement) that will not have vested within 60 days, all of which were forfeited upon her termination of employment.
(6)	Jim holds an aggregate amount of 94,817 RSUs that will not have vested within 60 days.
(7)	Doug holds an aggregate amount of 153,157 RSUs and 49,768 PSUs (based on target achievement) that will not have vested within 60 days.

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Security Ownership of Certain Other Beneficial Owners

The following table and accompanying footnotes set forth information about persons we know to be beneficial owners of more than 5% of our issued and outstanding common stock as of March 31, 2022. The percentage of beneficial ownership for the following table is based on 69,802,610 shares of our common stock outstanding as of March 31, 2022.

Name of Beneficial Owner	Shares of Common Stock	Percent
Blackrock, Inc.(1)	10,303,274	14.8%
The Vanguard Group(2)	7,693,181	11.0%
Greenvale Capital LLP(3)	5,176,900	7.4%
ACMGMT(4)	3,500,400	5.0%
Dimensional Fund Advisors LP(5)	3,460,058	5.0%

(1)	As of December 31, 2021, based solely on Amendment No. 5 to Schedule 13G filed on January 10, 2022 by BlackRock, Inc. and its subsidiaries: Aperio Group, LLC; BlackRock Advisors, LLC; BlackRock (Netherlands) B.V.; BlackRock Fund Advisors; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock Investment Management (Australia) Limited; and BlackRock Fund Managers Ltd. BlackRock, Inc. has sole voting power over 10,163,732 shares and sole dispositive power over 10,303,274 shares. BlackRock Fund Advisors beneficially owns 5% or more of the total shares. The business mailing address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(2)	As of December 31, 2021, based solely on Amendment No. 5 to Schedule 13G filed on February 9, 2022 by The Vanguard Group. The Vanguard Group has shared voting power over 85,468 shares, sole dispositive power over 7,566,135 shares and shared dispositive power over 127,046 shares. The business mailing address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(3)	As of December 31, 2021, based solely on Amendment No. 1 to Schedule 13G filed on February 11, 2022 by Greenvale Capital LLP. Greenvale Capital LLP has sole voting power and sole dispositive power over all 5,176,900 shares. The business mailing address for Greenvale Capital LLP is 3rd Floor, 1 Vere Street, London W1G 0DF, United Kingdom.
(4)	As of March 20, 2021, based solely on Schedule 13G jointly filed on March 30, 2021 by ACMGMT LLC, Atlantic Coast Warranty Corp., Ali Ahmed and Faisal Ahmed (collectively, “ACMGMT”). ACMGMT LLC has sole voting power and sole dispositive power over 2,500,400 shares and shared voting power and shared dispositive power over 3,500,400 shares. Atlantic Coast Warranty Corp. has sole voting power and sole dispositive power over 1,000,000 shares and shared voting power and shared dispositive power over 3,500,400 shares. Ali Ahmed and Faisal Ahmed each have sole voting power, sole dispositive power, shared voting power and shared dispositive power over all 3,500,400 shares The business mailing address for ACMGMT LLC, Atlantic Coast Warranty Corp., Ali Ahmed and Faisal Ahmed is 5875 NW 163rd Street, Suite 105, Miami Lakes, Florida 33014.
(5)	As of December 31, 2021, based solely on Amendment No. 3 to Schedule 13G filed on February 8, 2022 by Dimensional Fund Advisors LP. Dimensional Fund Advisors LP has sole voting power over 3,368,413 shares and sole dispositive power over 3,460,058 shares. The business mailing address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

The amounts and percentages of shares beneficially owned are reported based on SEC regulations governing the determination of beneficial ownership of securities. Under these rules, a person is deemed a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of the security. A person is also deemed a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be acquired this way are deemed to be outstanding for purposes of computing a person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities to which that person has no economic interest.

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Transactions with Related Persons

We have adopted a related person transaction policy to provide a framework for evaluation of potential transactions involving the Company with a value in excess of $120,000 in any year in which any director, director nominee, executive officer or beneficial owner of more than 5% of our outstanding common stock, or any of their respective immediate family members, has or had a direct or indirect interest, other than as a director or less than 10% owner of an entity involved in the transaction. Under this policy, the Chief Legal Officer must advise the Audit Committee of any related person transaction of which they become aware. The Audit Committee must then either approve or reject the transaction in accordance with the terms of the policy. While making this determination, the Audit Committee will consider all relevant information available to it and, as appropriate, take into consideration:

●	the size of the transaction and the amount payable to the related person;
●	the nature of the interest of the related person in the transaction;
●	whether the transaction may involve a conflict of interest;
●	the purpose, and the potential benefits to the Company, of the transaction;
●	whether the transaction was undertaken in the ordinary course of business; and
●	whether the transaction involved the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

Our Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, as the independent certified public accountants to audit the accounts of the Company and its subsidiaries for the fiscal year that began on January 1, 2022. Our Board is seeking stockholder ratification of this appointment at the Annual Meeting. Our Amended and Restated Bylaws do not require that stockholders ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. However, we are seeking ratification because we believe it is a good corporate governance practice.

Ernst & Young LLP is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. A representative of Ernst & Young LLP will be present virtually at the Annual Meeting and will have an opportunity to make a statement if desired. The representative will be available to answer appropriate questions.

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Fees of Independent Registered Public Accounting Firm

The following table sets forth aggregate fees billed or expected to be billed for services rendered by Ernst & Young LLP for fiscal years 2021 and 2020, inclusive of out-of-pocket expenses.

Type of Fees	FY 2021 ($ in thousands)	FY 2020 ($ in thousands)
Audit Fees(1)	1,460	1,340
Audit-Related Fees(2)	0	85
Tax Fees(3)	25	9
All Other Fees	0	0
Total	1,485	1,434

(1)	Audit fees include: fees rendered in connection with the annual audit of the Company’s consolidated financial statements; reviews of the Company’s unaudited consolidated interim financial statements; services for consultations and other current matters.
(2)	Audit-related fees related to consultations and other matters impacting future audit periods or other audit-related procedures (e.g., issuance of comfort letter for debt offering, financial due diligence related to mergers and acquisition, and STIP agreed-upon procedures).
(3)	Includes the aggregate fees for routine on-call tax advisory services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has established a policy for pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Each year, the Audit Committee approves the terms on which the independent registered public accounting firm is engaged for the ensuing fiscal year.

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Report of the Audit Committee

The Audit Committee assists the Board in its oversight of financial reporting practices and the quality and integrity of the financial reports of the Company, including compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal audit function. The Audit Committee appoints and is responsible for setting the compensation of the Company’s independent registered public accounting firm. The Audit Committee also provides oversight of the Company’s internal audit function, including the review of proposed audit plans and the coordination of such plans with the Company’s independent registered public accounting firm, Ernst & Young LLP, which has served the Company since 2016. The Audit Committee oversees the adequacy and effectiveness of the Company’s accounting and financial controls and the guidelines and policies that govern the process by which the Company undertakes financial, accounting and audit risk assessment and risk management. The Audit Committee also is responsible for reviewing compliance with ethics reporting guidelines and assuring appropriate disclosure of any waiver of or change in such guidelines for executive officers, and for reviewing such guidelines on a regular basis and proposing or adopting additions or amendments thereto as appropriate. In connection with the Company’s ethics reporting guidelines, the Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of any accounting or auditing concerns. The Audit Committee operates under a formal written charter that has been adopted by the Board. This charter is available in the Governance section on the Company’s investor relations website.

The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm based on the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee has adopted a policy for the pre-approval of services provided by the Company’s independent registered public accounting firm. Under this policy, particular services or categories of services have been pre-approved, subject to a specific budget. At least annually, the Audit Committee will review and approve the list of pre-approved services and the maximum threshold cost of performance of each. The Audit Committee is provided with a status update on all Ernst & Young LLP services periodically throughout the year and discusses such services with management and Ernst & Young LLP. In determining whether a service may be provided pursuant to the pre-approval policy, consideration is given to whether the proposed service would impair the independence of the independent registered public accounting firm.

In connection with its review of the Company’s 2021 audited financial statements, the Audit Committee received from Ernst & Young LLP (the “Auditor”) written disclosures and the letter regarding the Auditor’s independence in accordance with applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), including a detailed statement of any relationships between the Auditor and the Company that might bear on the Auditor’s independence, and has discussed with the Auditor its independence. The Audit Committee considered whether the provision of non-audit services by the Auditor is compatible with maintaining the Auditor’s independence. The Auditor stated that it believes it is in full compliance with all the independence standards established by the various regulatory bodies. The Audit Committee also discussed with the Auditor the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the selection of and changes in the Company’s significant accounting policies, the basis for management’s accounting estimates, the Auditor’s conclusions regarding the reasonableness of those estimates, disclosures included in the financial statements, as well as the Critical Audit Matters that were to be included in the Auditor’s audit opinion.

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The Audit Committee met with management, the Company’s internal auditors, and representatives of the Auditor to review and discuss the Company’s audited financial statements for the fiscal year ended December 31, 2021. Based on such review and discussion and based on the Audit Committee’s reviews and discussions with the Auditor regarding the various matters mentioned in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Board of Directors has approved that recommendation.

Audit Committee of the Board of Directors

Donald A. McGovern, Jr., Chairman
Jill Greenthal
Thomas Hale
Michael Kelly
Greg Revelle
Jenell Ross
Bala Subramanian

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Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Stockholder Approval Required

Our Amended and Restated Bylaws do not require that stockholders ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but in its discretion, may choose to retain Ernst & Young LLP as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

Votes may be cast in favor of or against this proposal or a stockholder may abstain from voting. Abstentions will have the effect of a negative vote. As discussed above, the ratification of Ernst & Young LLP as our independent registered public accounting firm is a “routine” matter, and your broker or nominee will have the discretion to vote your shares on this proposal absent voting instructions from you. Therefore, we do not expect any broker non-votes on this proposal. However, if you do not provide voting instructions and your broker or nominee fails to vote your shares, this will have the effect of a negative vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022

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Proposal 3: Say on Pay Vote

The Board recognizes that holding an annual advisory vote on executive compensation provides stockholders with the opportunity to effectively share perspectives on the Company’s executive compensation program and philosophy. As a result, and in accordance with Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs, as described in the sections entitled “Compensation Discussion and Analysis” beginning on page 22 and “Named Executive Officer Compensation” beginning on page 36.

As discussed in the sections entitled “Compensation Discussion and Analysis” and “Named Executive Officer Compensation”, which we urge you to review carefully, our executive compensation program is designed to attract, motivate, and retain the right talent and appropriately incentivize our executives to stay committed to executing our long-range plan and increasing long-term stockholder value. We believe our executive compensation program demonstrates our philosophy of aligning pay with performance and is supplemented by sound compensation policies and practices.

We are asking stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and narrative and pursuant to the SEC rules are asking for your advisory vote on the following resolution:

“RESOLVED, that the stockholders of Cars.com Inc. approve, on a non-binding and advisory basis, the compensation of the Company’s NEOs, as disclosed in this proxy statement, including in the sections entitled “Compensation Discussion and Analysis” and “Named Executive Officer Compensation.”

Although this advisory vote is not binding, the Compensation Committee will consider the voting results when evaluating our executive compensation program. After the 2022 Annual Meeting, our next advisory vote on executive compensation will occur at our 2023 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF OUR EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

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Miscellaneous

Questions and Answers about the Meeting and Voting

Why am I being provided these proxy materials?

We are providing these proxy materials to holders of shares of Cars.com Inc. common stock, par value $0.01 per share, in connection with the solicitation of proxies by our Board for the 2022 Annual Meeting of Stockholders to be held on June 8, 2022 at 9:00 a.m., Central Time, and at any postponement(s) or adjournment(s) thereof. The proxy materials include our Notice of Annual Meeting of Stockholders, this proxy statement and our 2021 Annual Report. These materials also include the proxy card for the Annual Meeting. Proxy cards are being solicited on behalf of our Board. The proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and provide updated information about our Company that you should consider to make an informed decision when voting your shares.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a full set of printed proxy materials?

In accordance with the “Notice and Access” rules adopted by the SEC, we are delivering proxy materials to many stockholders via the Internet instead of mailing printed copies of the proxy materials to each stockholder. Using this method of distribution, we sent a Notice of Internet Availability of Proxy Materials to our stockholders on or about April 29, 2022. This Notice contains instructions for accessing and viewing our proxy materials via the Internet, voting your shares electronically and, if desired, requesting electronic or paper copies. Stockholders who have previously elected not to receive materials via the Internet will receive a copy of our proxy materials by mail.

How can I participate in the Annual Meeting?

Admission to the Annual Meeting is restricted to stockholders of record as of April 12, 2022 and/or their designated representatives.

For stockholders of record (i.e., shares held through the Company’s transfer agent, EQ Shareowner Services) as of the close of business on April 12, 2022 to participate in the virtual Annual Meeting, follow the instructions below:

●	Between 10 and 15 minutes before the 9:00 a.m. Central Time start on June 8, 2022 visit http://www.virtualshareholdermeeting.com/CARS2022.
●	Under “Registration”, enter the first 13 digits of the control number received on the notice or proxy card.
●	Enter your name, email address, and indicate whether you are an individual, or representing a company or institution.
●	Use the “Vote” button to cast a vote.

For stockholders whose shares are held through an intermediary (i.e., shares held through a bank or broker or other nominee), to participate in the virtual Annual Meeting, follow the instructions below:

●	Contact your bank, broker or other nominee.
●	Use your control number provided by Broadridge to register for, attend and vote at the virtual Annual Meeting. Once you have this control number to participate in the Annual Meeting, please follow the steps set forth above for stockholders of record.

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●	If you own shares through one of the other brokerage firms that does not use Broadridge, you can participate in the virtual meeting by contacting your brokerage firm and asking for a “legal proxy.” The brokerage firm will contact Broadridge, and Broadridge will then issue a 16-digit control number to that firm to forward to you. You must contact your brokerage firm by June 1, 2022 to facilitate this request.

Will I be able to ask a question at the Annual Meeting?

We will hold a question-and-answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting.

You may submit a question at any time during the meeting by visiting {http://www.virtualshareholdermeeting.com/CARS2022}. The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the Annual Meeting.

What if I have technical difficulties or trouble accessing the virtual meeting website during the check-in time or during the Annual Meeting?

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 1-844-986-0822 (domestic) or 1-303-562-9302 (international) for assistance.

How many shares must be present to hold the Annual Meeting?

The representation, virtually or by proxy, of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting constitutes a quorum. Under our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws and Delaware law, abstentions and “broker non-votes” are counted as present in determining whether the quorum requirement is satisfied. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that item and has not received instructions from the beneficial owner.

How can I vote my shares?

As of April 12, 2022, 69,755,429 shares of our common stock, par value $0.01 per share, were outstanding. Our common stock constitutes our only outstanding class of voting securities. As a holder of our common stock, you are entitled to one vote for each share held.

If you are a stockholder of record, you may vote by proxy in three convenient ways: by telephone (1-800-690-6903), via the Internet (www.proxyvote.com) or by signing and returning the proxy card in the pre-paid envelope provided if you received a paper copy of the proxy card. Simply follow the instructions provided on the proxy card. Stockholders of record may also vote their shares at the Annual Meeting by casting a ballot as instructed during the Annual Meeting.

If your shares are held in street name, please refer to the voting instructions provided by your bank, broker or other nominee to direct it how to vote your shares. Your vote is important. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form. To vote at the Annual Meeting, you must obtain a legal proxy from your nominee. Whether or not you plan to attend the Annual Meeting, we urge you to vote using your voting instruction card to ensure that your vote is counted.

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What is a proxy?

It is your legal designation of another person to vote matters transacted at the Annual Meeting based upon the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Our proxy card designates each of Jandy Tomy, our interim Chief Financial Officer, and Angelique Strong Marks, our Chief Legal Officer, as proxies for the Annual Meeting.

If I submit a proxy, how will my shares be voted?

By giving us your proxy, you authorize the individuals named as the proxies on the proxy card to vote your shares in accordance with the instructions you provide. You may vote “FOR ALL” or “WITHHOLD ALL” or “FOR ALL EXCEPT” to withhold authority to vote for any or all the director candidates on Proposal 1; “FOR”, “AGAINST”, or “ABSTAIN” on Proposals 2 and 3. If you vote by telephone or via the Internet, you must indicate how you wish to vote on each item.

If you sign and return a proxy card without indicating your instructions, your shares will be voted:

●	“FOR” the election of all eleven of the nominees to our board of directors, as described in this proxy statement.
●	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022.
●	“FOR” a non-binding advisory resolution approving our executive compensation.

The individuals named as proxies to vote your shares will also have the discretionary authority to vote your shares, to the extent permitted by Rule 14a-4(c) under the Exchange Act, on any matter that is properly brought before the Annual Meeting. As of the date of this Proxy Statement, we knew of no other matters to be presented at the Annual Meeting.

If you are a beneficial owner of shares and do not instruct your bank, broker or other nominee how you want to vote, your shares may not be voted by a record holder and will not be considered as present and entitled to vote on any matter to be considered at the Annual Meeting. Accordingly, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

What is the difference between a stockholder of record and a stockholder who holds shares in street name?

If your shares are registered in your name, you are a stockholder of record. When you properly vote in accordance with the instructions provided in the proxy card, you are instructing the named proxies to vote your shares in the manner you indicate on your proxy.

If your shares are held in the name of your broker or other institution, which is usually the case if you hold your shares in a brokerage or similar account, your shares are held in street name. Your broker or other institution or its respective nominee is the stockholder of record for your shares. As the holder of record, only your broker, other institution or nominee is authorized to vote or grant a proxy for your shares. Accordingly, if you wish to vote your shares at the Annual Meeting, you must contact your broker or other institution to obtain a “legal proxy” granting you the authority to do so. When you properly vote in accordance with the instructions provided in the proxy card, you are giving your broker, other institution or nominee instructions on how to vote the shares they hold for you.

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May my broker vote my shares for me?

Brokers and other nominees holding shares in street name for their customers are generally required to vote such shares in the manner instructed by their customers. In the absence of timely instruction from you, your broker or other nominee will have discretion to vote your shares on “routine” matters. Therefore, in the absence of timely instructions from you, your broker or other nominee may vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022 (Proposal 2), which is considered a routine matter. However, if you do not instruct your broker or other nominee on how to vote your shares regarding the election of directors (Proposal 1) or regarding the non-binding advisory resolution approving our executive compensation (Proposal 3), then your shares may not be voted on these matters because neither is considered a routine matter. We urge you to instruct your broker or other nominee about how you wish your shares to be voted.

What are abstentions and broker non-votes?

An abstention occurs when a stockholder of record (which may be a broker or other nominee if you hold your shares in street name) is present at a meeting (or deemed present) but marks “Abstain” on one or more proposals.

A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares.

What is the record date and what does it mean?

The record date for the Annual Meeting is April 12, 2022. The record date is established by our Board as required by law and our Amended and Restated Bylaws. Owners of record of common stock at the close of business on the “record date” are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the meeting.

No stockholders becoming owners of record after the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

What happens if I execute my proxy, but do not provide instructions on how I wish to vote?

Properly signed proxy cards received by the Corporate Secretary before the close of voting at the Annual Meeting will be voted according to the instructions provided. If a signed proxy card is returned without stockholder direction on a matter, the shares will be voted as recommended by the Board.

What matters will be voted on at the Annual Meeting, and what are the Board’s recommendations on the proposals?

We are seeking your input on the composition of our board of directors, on the ratification of the appointment of our auditor and a non-binding advisory resolution approving the compensation of our Named Executive Officers (Proposals 1, 2 and 3, respectively).

The Board recommends you vote:

“FOR” each of the eleven director nominees.

“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year 2022.

“FOR” a non-binding advisory resolution approving our Named Executive Officer compensation.

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So far as we are aware, only the above matters will be acted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting the proxy.

How many votes are needed to approve the proposals, and what is the effect of broker non-votes or abstentions?

Proposal 1: Election of Directors

To be elected as a director, a director nominee must receive the affirmative vote of a majority of the votes cast for the election of directors. If a director nominee does not receive this majority vote, they are not elected.

As discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instruction. Votes withheld and broker non-votes will have no effect on the outcome of the election of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the shares represented virtually or by proxy is required to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent certified public accountants for fiscal year 2022. Votes may be cast “For” or “Against” this proposal, or a stockholder may abstain from voting. Abstentions will have the effect of a negative vote. If you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on Proposal 2, your broker or nominee will have the discretion to vote your shares on Proposal 2. Therefore, we do not expect any broker non-votes on Proposal 2. However, if you do not provide voting instructions and your broker or nominee fails to vote your shares, this will have the effect of a negative vote.

Proposal 3: Non-Binding Advisory Vote Approving the Compensation of our Named Executive Officers

The non-binding advisory resolution approving the compensation of our Named Executive Officers is advisory and is not binding on the Company, the Board or the Compensation Committee. However, the Compensation Committee will consider the outcome of the vote on this proposal when making future executive compensation decisions. Approval of this proposal requires a majority of the shares represented virtually or by proxy. Votes may be cast “For” or “Against’ this proposal or a stockholder may “abstain” from voting. Abstentions will have the effect of a negative vote.

As discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instruction. Broker non-votes will have no effect on the outcome of this proposal.

Other Items

If any other item requiring a stockholder vote should come before the meeting, the vote required will be determined in accordance with applicable law, the rules of the New York Stock Exchange (the “NYSE”), our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws.

For additional information on how your shares will be voted, see “If I submit a proxy, how will my shares be voted?” above.

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May I revoke my proxy or change my vote?

If your shares are registered in your name, you may revoke your proxy and change your vote prior to the completion of voting at the Annual Meeting by:

●	submitting a valid, later-dated proxy card in a timely manner;
●	submitting a later-dated vote by telephone (1-800-690-6903) or via the Internet (www.proxyvote.com) in a timely manner;
●	giving written notice of such revocation to the Company’s Corporate Secretary prior to or at the Annual Meeting or by voting at the Annual Meeting; or
●	attending and voting at the Annual Meeting (although attendance at the meeting will not by itself revoke a proxy).

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting. The final voting results, which are tallied and certified by an Inspector of Elections, will be published as soon as possible thereafter.

Who is paying for the preparation of the proxy materials, and how will solicitations be made?

The Company will pay the expenses of soliciting proxies including the cost of preparing and mailing, as applicable, the Notice of Internet Availability of Proxy Materials and this Notice of Annual Meeting of Stockholders and Proxy Statement. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, mail, electronic transmission, facsimile transmission or telegram. The Company will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material on our behalf to stockholders, and the Company will reimburse such institutions for their out-of-pocket expenses incurred.

In addition to mail and email, proxies may be solicited directly, in person or by telephone, mail, electronic transmission, facsimile transmission or telegram, by certain of our directors, officers and employees without special compensation, other than reimbursement for expenses.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials from the Company?

If you receive more than one Notice from the Company, this means that you have multiple accounts holding shares. These may include accounts with our transfer agent, EQ Shareowner Services, shares held by the administrator of our employee stock purchase plan and accounts with a broker, bank or other holder of record. To vote all the shares held by you in multiple accounts, you will need to vote the shares held in each account separately. Please follow the voting instructions provided on each proxy card that you receive to ensure that all your shares are voted.

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Can stockholders and other interested parties communicate directly with the Board?

Yes. We invite stockholders and other interested parties to communicate directly and confidentially with the Board, the non-executive directors as a group or any individual director by writing to any of these groups or individuals at c/o Cars.com Inc., Attention: Chairman of the Board, 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606. The Chairman of our Board will relay the communication to the full Board, director group or individual director as appropriate. See “Corporate Governance –Communications with All Interested Parties.”

How can I obtain a stockholder list?

A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder, for any purpose germane to the Annual Meeting, during normal business hours for a period of 10 days prior to the Annual Meeting and during the Annual Meeting.

What is “householding”?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one Notice or, if paper copies are requested, will receive only one copy of our 2021 Annual Report on Form 10-K and this proxy statement unless one or more of these stockholders notifies us that they wish to receive multiple copies. This procedure will reduce our printing costs and postage fees. If any stockholder residing at such an address wishes to receive a separate Notice or copy of our 2021 Annual Report on Form 10-K or this proxy statement or would like to receive separate copies of our future Notices or annual reports or proxy statements, he or she may contact our Corporate Secretary at Cars.com Inc., 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606 or by calling our Corporate Secretary at (312) 601-5000.

Stockholder Proposals

General

If a stockholder intends to submit any proposal for inclusion in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”), the proposal must be received by our Corporate Secretary no later than December 30, 2022. To be eligible to submit such a proposal for inclusion in the Company’s proxy statement for an annual meeting of stockholders pursuant to Rule 14a-8, a stockholder must be a holder of either (i) at least $2,000 in market value or (ii) 1% of the shares of our common stock entitled to be voted on the proposal, must have held such shares for at least one year and must continue to hold such shares through the date of such annual meeting. Such proposal must also meet the other requirements of the rules of the SEC relating to stockholders’ proposals, including Rule 14a-8, including the permissible number and length of proposals, the circumstances in which the Company is permitted to exclude proposals and other matters governed by such rules and regulations.

Advance Notice

Separate from the requirements of Rule 14a-8, relating to the inclusion of a stockholders’ proposal in the Company’s proxy statement, our Amended and Restated Bylaws require advance notice for a stockholder to bring nominations of directors or any other business to be considered at any annual meeting of stockholders. Specifically, our Amended and Restated Bylaws require that stockholders wishing to nominate candidates for election as directors or propose any other business to be considered at the 2023 Annual Meeting of Stockholders must notify us of their intent in a written notice delivered in care of the Company’s Corporate Secretary at our principal executive offices not earlier than the close of business on February 9, 2023 and no later than the close of business on March 11, 2023. In addition to satisfying the foregoing requirements under the company’s bylaws, to comply with the universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other

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than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 9, 2023.

To be in proper form, a stockholder’s notice must also include the specified information described in our Amended and Restated Bylaws. You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. If a stockholder’s nomination or proposal is not in compliance with the requirements set forth in our Amended and Restated Bylaws, we may disregard such nomination or proposal.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2023 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Audit Committee” (to the extent permitted by SEC rules) will not be deemed incorporated, unless specifically provided otherwise in such filing.

Availability of Annual Report on Form 10-K

This Proxy Statement and our 2021 Annual Report to Stockholders are available at www.proxyvote.com. Copies of our 2021 Annual Report on Form 10-K as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained free of charge by any person whose proxy is solicited, upon written request to our Corporate Secretary at Cars.com Inc., 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606. Copies of exhibits and basic documents filed with the 2021 Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the 2021 Annual Report on Form 10-K over the internet at the SEC’s website, www.sec.gov, or on our Investor Relations website at investor.cars.com.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A number of brokers with account holders who are stockholders may be householding the Company’s proxy materials. If you receive a householding notification from your broker, a single proxy statement or a single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received by your broker. Once you receive notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker. In addition, if you receive a householding notification and wish to receive a separate annual report or proxy statement at your address, you should also contact your broker directly.

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Other Matters That May Come Before the Annual Meeting

We are not aware of any other matters that will be presented for stockholder action at the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the proxy holders to vote the shares represented by all valid proxies in accordance with their discretion on such matters.

For the Board of Directors

Angelique Strong Marks
Chief Legal Officer and Secretary

Chicago, Illinois
April 29, 2022

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CARS

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Code above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 7, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CARS2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 7, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D67662-P67939

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARS.COM INC.

The Board of Directors recommends you vote FOR each of the eleven (11) Director Nominees listed in Proposal 1:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jerri DeVard
02) Scott Forbes
03) Jill Greenthal
04) Thomas Hale
05) Michael Kelly
06) Donald A. McGovern, Jr.
07) Greg Revelle
08) Jenell R. Ross
09) Bala Subramanian
10) T. Alex Vetter
11) Bryan Wiener

The Board of Directors recommends you vote FOR Proposals 2 and 3:	For	Against	Abstain
2. Ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent certified public accountants for fiscal year 2022.	☐	☐	☐
3. Non-binding advisory resolution approving the compensation of the Named Executive Officers.	☐	☐	☐

NOTE: In their discretion, the proxy holders are authorized to vote upon such other business, if any, as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D67663-P67939

CARS.COM INC.
Annual Meeting of Stockholders
June 8, 2022 9:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned stockholder of Cars.com Inc., a Delaware corporation, revoking all prior proxies, hereby appoints Jandy Tomy and Angelique Strong Marks, each or either of them, with the full power of substitution, to represent and to vote on behalf of the undersigned all shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders scheduled to be held at 9:00 A.M. on June 8, 2022 as a virtual meeting at www.virtualshareholdermeeting.com/CARS2022, and at any and all postponements or adjournments thereof, upon all matters described in the Notice of Annual Meeting of Stockholders and related Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and upon any other business that may properly come before such Annual Meeting and any adjournments or postponements thereof.

If this proxy card is properly executed, the shares represented by this proxy card will be voted as directed on the reverse side, but if no such direction is made, the proxies named above will be voted in accordance with the Board of Directors' recommendations.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE.

Continued and to be signed on reverse side